EXHIBIT 10.2

                             RESTRUCTURING AGREEMENT

         THIS RESTRUCTURING AGREEMENT dated April 29, 2003 among Reckson Strategic Venture Partners, LLC, a Delaware limited liability company (the "Company"), RSVP Holdings LLC, a Delaware limited liability company ("Holdings"), Reckson Asset Partners LLC, a Delaware limited liability company ("RAP"), UBS Warburg Real Estate Securities Inc., a Delaware corporation ("UBS"), and Stratum Realty Fund, L.P., a Delaware limited partnership ("Stratum" and together with UBS, the "Class A Sellers").

                                    RECITALS

         A. The Company was formed as a limited liability company under the Delaware Limited Liability Company Act on January 23, 1998.

         B. Holdings and Paine Webber Real Estate Securities Inc. entered into the Operating Agreement of the Company dated as of March 5, 1998, as amended by the Supplemental Agreement to Operating Agreement of the Company dated as of April 24, 1998 (as amended, the "Operating Agreement").

         C. Certain disputes have arisen between Holdings and the Class A Sellers regarding the management and operations of the Company.

         D. In settlement of such disputes, the parties have agreed that Holdings will purchase the interests of the Class A Sellers in the Company as more particularly set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein are defined on
Schedule 1 annexed hereto.

         2. TRANSACTIONS. At the closing of the transactions contemplated hereby (the "Closing"), each of the Class A Sellers will convey to Holdings or its designee ("Buyer") all of such Class A Member's membership interest in the Company. The consideration for such conveyances shall be the payment to the Class A Sellers of cash and the conveyance to the Class A Sellers of certain property; such cash and property to have an aggregate valuation, as provided herein, of $165,325,000 (the "Purchase Price").

         3. CONTEMPORANEOUS TRANSACTIONS. On the date hereof, the Company shall make the following payments and conveyances to the Class A Sellers on account of the Purchase Price:

                  (i) The Company shall pay to the Class A Sellers the sum of $30,165,000, representing a portion of the capital contributions previously made to the Company for investment in the Medical Platform, which amount shall be


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paid by Federal wire transfer to one or more accounts designated by the Class A
Sellers in writing.

                  (ii) The Company shall convey to Florida Parking Lot LLC, a Delaware limited liability company, as designee of the Class A Sellers, on an "as is, where is" basis, all of the Company's right, title and interest in RSVP Metropolitan Parking, LLC, pursuant to an Assignment and Assumption of Membership Interest in the form annexed hereto as Exhibit A, for which conveyance the Company shall receive a credit against the Purchase Price in the amount of $28,500,000 (the "Quik-Park Credit"). Concurrently with such conveyance, (i) the Class A Sellers shall have caused the execution of, and delivered to, the Company Parties the release in the form annexed hereto as Exhibit C-3; (ii) the Company Parties shall have caused the execution of, and delivered to, the Class A Sellers the release in the form annexed hereto as Exhibit D-3 and (iii) RSVP Metropolitan Parking, LLC shall have executed and delivered to Metropolitan Quik Park of South Florida, LLC and M & E Holdings LLC a letter of even date herewith and simultaneously therewith have wired the amount of $1,250,000 in accordance with the first paragraph of that letter.

                  (iii) The Company shall pay to the Class A Sellers the amount of $10,825,000, representing all undistributed Capital Event Proceeds as of the date hereof, which amount shall be credited against the Purchase Price and paid by Federal wire transfer to one or more accounts designated by the Class A Sellers in writing.

         4. CLOSING. The Closing shall occur on a date set forth in a notice from Holdings to the Class A Sellers and the Escrow Agent (as such term is hereinafter defined) (the "Closing Date"), which notice shall be given not less than two (2) Business Days prior to the designated Closing Date; provided, however, that in no event shall the Closing Date occur later than August 15, 2003 (the "Outside Closing Date").

         (a) At the Closing, the following deliveries or payments shall be made in accordance with the terms and conditions of the escrow agreement (the "Escrow Agreement") annexed hereto as Exhibit F, pursuant to which Herrick, Feinstein LLP (the "Escrow Agent") shall act as escrow agent:

                  (i) Each of the Class A Sellers shall assign to Buyer all of such Class A Member's right, title and interest in the Company, free and clear of all liens and encumbrances, pursuant to an Assignment and Assumption of Membership Interest in the respective forms of Exhibit B-1 and Exhibit B-2 annexed hereto.

                  (ii) [Intentionally omitted.]

                  (iii) The Class A Sellers shall be paid an amount equal to the excess of all undistributed Net Investment Revenues on the date of the Company Deposit (as such term is defined in the Escrow Agreement) over $500,000, which amount shall not be credited against the Purchase Price.


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                  (iv) The Class A Sellers shall be paid the balance of the
Purchase Price (after crediting the amount of the transfers and payments described in Paragraph 3 and Paragraph 4(b)).

                  (v) The Class A Sellers shall have caused the execution of, and delivered to (i) the Company Parties (other than Seth Lipsay), the release in the form annexed hereto as Exhibit C-1(A) and Exhibit C-1(B) and (ii) Seth Lipsay, the release in the form annexed hereto as Exhibit C-2(A) and Exhibit C-2(B).

                  (vi) The Company Parties (other than Seth Lipsay) shall have caused the execution of, and delivered to the Class A Parties, the release in the form annexed hereto as Exhibit D-1(A) and Exhibit D-1(B) (ii) Seth Lipsay shall have executed and delivered to the Class A Parties, the release in the form annexed hereto as Exhibit D-2(A) and Exhibit D-2(B).

                  (vii) The Class A Sellers, on the one hand, and the Company, Holdings and RAP, on the other hand, shall each deliver to the other opinions of their respective counsel in the forms annexed hereto as Exhibit E-1 and Exhibit E-2.

                  (viii) Each of the parties shall deliver evidence satisfactory to the other parties that all necessary approvals and/or consents by the members, partners, officers, directors and/or shareholders, as the case may be, have been obtained.

                  (ix) The Class A Sellers, on the one hand, and the Company, RAP and Holdings, on the other hand, shall each deliver to the other a writing affirming that all of the representations and warranties made in this Agreement by such parties are accurate in all material respects as of the Closing Date.

                  (x) Each of the parties shall execute and deliver such other documents and instruments as may be necessary or appropriate in order to effectuate the transactions contemplated hereby.

         (b) The Class A Sellers shall be paid the amount of any Capital Event Proceeds received by the Company after the date hereof, which amount shall first be paid to the Escrow Agent in accordance with the Escrow Agreement and be credited against the Purchase Price upon payment from the Escrow Agent to the Class A Sellers.

         (c) On the date hereof, the Class A Sellers are executing and delivering to the Escrow Agent each of the closing documents described in subparagraphs (i), (v), (vii), (viii) and (ix) of Paragraph 4(a); such documents shall be held by the Escrow Agent in accordance with the terms and conditions of the Escrow Agreement.

         (d) All payments to the Class A Sellers pursuant to this Paragraph 4 shall be made in immediately available funds by Federal wire transfer to accounts designed by the Class A Sellers in writing.


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5. COVENANTS.

         (a) From and after the date hereof and until the earlier to occur of the Closing or the termination of this Agreement: (x) neither the Class A Sellers, on the one hand, nor the Company and Holdings, on the other hand, shall take any action against each other relating to the Company and/or any Investment; and (y) the Class A Sellers shall not interfere with the operations of the Company, RAP and/or any Investment; provided, however, that if any party commits a material breach of this Agreement, then the non-breaching party may, at its option, terminate the provisions of this Paragraph 5(a).

         (b) From and after the date hereof, up to $3,691,577 of the remaining capital contributions that were made to the Company for investment in the Medical Platform, after the payment referred to in clause (i) of Paragraph 3 above, may be used by the Company (subject to the prior approval of the Class A Sellers, which approval shall not be unreasonably withheld, conditioned or delayed) in connection with the Catskills Platform and/or the Wilton Platform, and for any other uses to which the Class A Sellers consent in their sole and absolute discretion. The provisions of this Paragraph 5(b) shall survive the Closing or the termination of this Agreement.

         (c) From and after the date hereof and until the earlier to occur of the Closing or the termination of this Agreement, the Company and Holdings shall afford the Class A Sellers and their respective agents full and free access to the properties, books and records of the Company and, to the extent available to the Company, the Platforms, as well as to the independent accountants of the Company, in order to permit such reasonable investigations of the Company and the Platforms as the Class A Sellers may deem appropriate. The Class A Sellers shall provide reasonable prior notice of any investigation, and such investigation shall be conducted in a manner as not to interfere unreasonably with any of the properties, businesses or operations of the Company or the Platforms. The amount of Net Investment Revenues and Capital Event Proceeds available to be distributed pursuant to this Agreement shall be confirmed by an auditor selected by the Class A Sellers.

         (d) The Class A Sellers acknowledge that the Company and Holdings intend to arrange financing for the acquisition by the Buyer of the interest of the Class A Sellers in the Company.

         (e) From and after the date hereof and until the earlier to occur of the Closing or the termination of this Agreement, the Company shall pay to the Class A Sellers the amount of any Capital Event Proceeds received by the Company, which amount, shall be credited against the Purchase Price.

         (f) Upon the execution and delivery of this Agreement, each individual who is a Company Party shall be deemed to have resigned from any position that he may now hold as an officer or manager of any of the Company Parties comprising the Quik-Park Platform.

6. FAILURE TO CLOSE; REMEDIES.

         (a) If the Company and Holdings shall, for any reason other than a default or failure to perform on the part of the Class A Sellers, fail to deposit the balance of the Purchase Price (after crediting the amount of the (i) transfers and payments described in Paragraph 3 and (ii) Capital Event Proceeds,


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if any, received by the Company and distributed to the Class A Sellers after the date of this Agreement), the balance of the Company Deposit and all of the Company Documents (as such terms are defined in the Escrow Agreement) with the Escrow Agent in accordance with the terms and conditions of Escrow Agreement on or before the Business Day immediately preceding the Outside Closing Date, then this Agreement shall automatically terminate and, except as set forth in Paragraph 6(d) below, the parties shall have no further rights or obligations hereunder.

         (b) If the Company and/or Holdings fail to comply with their obligations pursuant to Paragraph 6(a) hereof, then, provided that the Class A Sellers provide the Company and Holdings with written notice specifying such failure and the Company and/or Holdings fail to cure such failure within five
(5) business days of receipt of such notice, the Class A Sellers shall have the right to terminate this Agreement, in which case, except as set forth in Paragraph 6(d) below, the parties shall have no further rights or obligations hereunder.

         (c) If either of the Class A Sellers shall, for any reason, other than a default or failure to perform on the part of the Company, Holdings or RAP, breach their obligations under this Agreement, the Company, Holdings and RAP shall have the right to pursue any and all rights and remedies available to the Company, Holdings and RAP at law or in equity, including, without limitation, the remedy of specific performance.

         (d) If this Agreement is terminated pursuant to any of the provisions of this Paragraph 6, then (i) all parties shall retain all rights and claims as against each other as existed prior to execution of this Agreement, and all cash and/or in kind payments made pursuant to or in connection with this Agreement shall be binding under this Agreement, but shall be without prejudice as to how to interpret the Operating Agreement; (ii) subject to clauses (iii) and (iv) below, all cash and/or in kind distributions (at the values reflected in this Agreement) made to the Class A Sellers pursuant to this Agreement on or prior to the date of termination of this Agreement, other than distributions of Net Investment Revenues (which distributions of Net Investment Revenues shall be treated as required under the Operating Agreement), shall be deemed distributions of Capital Events Proceeds to the Class A Sellers in accordance with the terms and provisions of the Operating Agreement, as modified by the April 5, 2002 letter from UBS and Stratum to the Company, a copy of which is annexed hereto as Exhibit G (the "Distribution Letter"), (iii) any payments or distributions, other than Net Investment Revenues, made to the Class A Sellers hereunder in excess of the amount which in any event would have been due the Class A Sellers pursuant to the Operating Agreement (as modified by the Distribution Letter) will be treated as "prepaid" distributions to the Class A Sellers, and Holdings shall be entitled to receive the next cash available for distribution by the Company, from whatever source derived, which would otherwise have been distributable to the Class A Sellers until Holdings is "made whole" (i.e., Holdings shall be entitled to receive all amounts subsequently available for distribution by the Company which, under the terms of the Operating Agreement (as modified by the Distribution Letter), would otherwise be payable to the Class A Sellers, until each of the Class A Sellers and Holdings have received an aggregate amount pursuant to this Agreement and pursuant to subsequent distributions by the Company equal to the amounts that it would have received if the terms and conditions of this Agreement had not been implemented), and (iv) the conveyance to the Class A Sellers of the Company's


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interest in the Quik-Park Platform will be treated as a distribution of Capital
Event Proceeds in an amount equal to ninety three (93%) percent of the Quik-Park Credit (the "Resulting Credit"). The Resulting Credit shall be applied: (x) first, to pay in full the Allocated Accrued Class A Basic Return from the Quik-Park Platform, (y) then, to pay in full the Class A Sellers' Allocated Net Adjusted Capital Contribution for the Quik-Park Platform (i.e., $20,148,430), and (z) finally, to the unpaid Class A Basic Return. The provisions of this
Section 6(d) shall survive the termination of this Agreement.

7. REPRESENTATIONS AND WARRANTIES.

         (a) The Company, Holdings and RAP jointly and severally represent and warrant to the Class A Sellers that:

                  (i) Organization. Each of the Company, Holdings and RAP is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the full power and authority to enter into and perform its obligations under this Agreement, the Closing Documents to which it is a party and the transactions contemplated hereby and thereby. The execution, delivery and performance by each of the Company, Holdings and RAP of this Agreement and the Closing Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the appropriate governing bodies of the Company, Holdings and RAP and are valid and binding obligations of the Company, Holdings and RAP, enforceable against each in accordance with their terms.

                  (ii) Consents. All Consents needed by the Company, Holdings and/or RAP to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the approval of the bankruptcy court in the matter of FrontLine Capital Group, have been obtained and there is no other Consent of, or filing or notification to, any government or governmental agency or authority or any other person or entity which is required to be made or obtained by the Company, Holdings or RAP to permit such party to do any of the foregoing. All such Consents are valid and in full force and effect. No material violations exist or have been recorded in respect of any Consent. No proceeding is pending or, to the best knowledge of the Company, Holdings and RAP threatened, looking toward the revocation, nullification or limitation of any such Consent, and to the best knowledge of the Company, Holdings and RAP, there is no basis or grounds for any such revocation, nullification or limitation.

                  (iii) No Conflict. The execution and delivery by each of the Company, Holdings and RAP of this Agreement and the Closing Documents to which it is a party, and the performance and the consummation of the transactions contemplated hereby and thereby by the Company, Holdings and RAP, will not, directly or indirectly: (i) result in or violate the organizational documents of the Company, Holdings and/or RAP; (ii) except as set forth on Schedule 7(a)(iii) annexed hereto, violate or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, Holdings and/or RAP is a party; (iii) result in any violation of any applicable law, rule, regulation, judgment, order or decree of any


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government or governmental agency or authority or any court, tribunal or arbitrator(s) of competent jurisdiction, or any governmental or non-governmental self-regulatory organization, agency or authority having jurisdiction over the Company, Holdings and/or RAP; or (iv) require any consent, approval, action, filing or notice under any provision of law, statute, rule or regulation applicable to the Company, Holdings and/or RAP or from any third-party.

                  (iv) No Liens. The Company owns one hundred percent (100%) of the membership interests in RSVP Metropolitan Parking, LLC. Such interests, and all cash paid hereunder, are free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

                  (v) Metropolitan Quik Park of South Florida, LLC. RSVP Metropolitan Parking, LLC is a Class A member of Metropolitan Quik Park of South Florida, LLC. Metropolitan Quik Park of South Florida, LLC, through the following wholly-owned limited liability companies (the "Subsidiaries"), manages, owns or leases real property on which automotive parking-related services are provided: 100 Ocean Garage, LLC, Flamingo Garage, LLC, Flamingo Garage II, LLC, Prime Garage, LLC, Dolphin Brickell, LLC, Eagle Garage, LLC, Irene Garage, LLC, Boulevard Garage, LLC, Arena Garage, LLC, Independence Garage, LLC, Liberty Garage, LLC, Internet Garage, LLC, Market Garage, LLC, Brickell Park Garage, LLC, 550 Brickell Associates, LLC, Brickell Corridor, LLC, Pelican Hotel, LLC, Seagull Garage, LLC, Liberty Garage, LLC, Boulevard Garage II, LLC, Renaissance Garage, LLC, QP of Florida, LLC, International Garage, LLC, 444 Brickell Garage, LLC, 1110 Brickell Garage, LLC, Washington Garage, LLC, Hank in the Grove, LLC, 1458 Ocean Garage, LLC and Metropolitan Acquisition, LLC.

                  (vi) Indebtedness. As of September 30, 2002, to the information and belief of the Company, Holdings and RAP (which information and belief is based solely upon the internal records of Metropolitan Quik Park of South Florida, LLC), the amount of indebtedness encumbering properties managed, owned or leased by the Subsidiaries is set forth on Schedule 7(a)(vi) annexed hereto.

                  (vii) Properties. As of September 30, 2002, the Subsidiaries managed, owned or leased the properties set forth on Schedule 7(a)(vii) annexed hereto.

                  (viii) Undistributed Net Investment Revenues. As of the date hereof, the amount of undistributed Net Investment Revenues is less than $500,000.

                  (ix) Undistributed Capital Event Proceeds. Except for a reserve of approximately $3,000,000 established in connection with one of the Investments, as of the date hereof, the amount of undistributed Capital Event Proceeds existing immediately prior to the making of the payment covered by clause (iii) of Paragraph 3 is $10,825,000.


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         (b) UBS represents and warrants to the Company, Holdings and RAP that:

                  (i) Organization. UBS is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the full power and authority to enter into and perform its obligations under this Agreement, the Closing Documents to which UBS is a party and the transactions contemplated hereby and thereby. The execution, delivery and performance by UBS of this Agreement and the Closing Documents to which UBS is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the appropriate governing bodies of UBS and are valid and binding obligations of UBS, enforceable against UBS in accordance with their terms.

                  (ii) Consents. All Consents needed by UBS to execute and deliver this Agreement and to consummate the transactions contemplated hereby, have been obtained and there is no other Consent of, or filing or notification to, any government or governmental agency or authority or any other person or entity which is required to be made or obtained by UBS to permit UBS to do any of the foregoing. All such Consents are valid and in full force and effect. No material violations exist or have been recorded in respect of any Consent. No proceeding is pending or, to the best knowledge of UBS, threatened looking toward the revocation, nullification or limitation of any such Consent, and to the best knowledge of UBS, there is no basis or grounds for any such revocation, nullification or limitation.

                  (iii) No Conflict. The execution and delivery by UBS of this Agreement and the Closing Documents to which UBS is a party, and the performance and the consummation of the transactions contemplated hereby and thereby by UBS, will not, directly or indirectly: (i) result in or violate the organizational documents of UBS; (ii) violate or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which UBS is a party; (iii) result in any violation of any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency or authority or any court, tribunal or arbitrator(s) of competent jurisdiction, or any governmental or non-governmental self-regulatory organization, agency or authority having jurisdiction over UBS; or (iv) require any consent, approval, action, filing or notice under any provision of law, statute, rule or regulation applicable to UBS or from any third party.

                  (iv) No Liens. The Class A Sellers own one hundred percent (100%) of the Class A Units. The Class A Units owned by UBS are free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

         (c) Stratum represents and warrants to the Company, Holdings and RAP that:

                  (i) Organization. Stratum is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the full power and authority to enter into and perform its obligations under this Agreement, the Closing Documents to which Stratum is a party and the


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transactions contemplated hereby and thereby. The execution, delivery and performance by Stratum of this Agreement and the Closing Documents to which Stratum is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the appropriate governing bodies of Stratum and are valid and binding obligations of Stratum, enforceable against Stratum in accordance with their terms.

                  (ii) Consents. All Consents needed by Stratum to execute and deliver this Agreement and to consummate the transactions contemplated hereby have been obtained and there is no other Consent of, or filing or notification to, any government or governmental agency or authority or any other person or entity which is required to be made or obtained by Stratum to permit Stratum to do any of the foregoing. All such Consents are valid and in full force and effect. No material violations exist or have been recorded in respect of any Consent. No proceeding is pending or, to the best knowledge of Stratum, threatened looking toward the revocation, nullification or limitation of any such Consent, and to the best knowledge of Stratum, there is no basis or grounds for any such revocation, nullification or limitation.

                  (iii) No Conflict. The execution and delivery by Stratum of this Agreement and the Closing Documents to which the Stratum is a party, and the performance and the consummation of the transactions contemplated hereby and thereby by Stratum, will not, directly or indirectly: (i) result in or violate the organizational documents of Stratum; (ii) violate or conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which Stratum is a party; (iii) result in any violation of any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency or authority or any court, tribunal or arbitrator(s) of competent jurisdiction, or any governmental or non-governmental self-regulatory organization, agency or authority having jurisdiction over Stratum; or (iv) require any consent, approval, action, filing or notice under any provision of law, statute, rule or regulation applicable to Stratum or from any third party.

                  (iv) No Liens. The Class A Sellers own one hundred percent (100%) of the Class A Units. The Class A Units owned by Stratum are free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

8. INDEMNITIES.

         (a) Each of the Company and Holdings, jointly and severally, and RAP, severally but not jointly, shall indemnify, defend and hold harmless each of the Class A Parties from and against any and all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees) incurred by any of the indemnitees as a result of (i) a breach of any covenant or any material inaccuracy in any of the representations and warranties of the Company, Holdings or RAP, as the case may be, contained herein, and/or (ii) any event or act which occurs on or after the Closing Date with respect to the Company, any remaining Investment (other than the Quik-Park Platform) and/or any assets relating to any remaining Investment (other than the Quik-Park Platform), which event or act is not the result of the fraud, willful misconduct or gross negligence of a Class A Party.


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         (b) Each of the Class A Sellers, severally but not jointly, shall indemnify, defend and hold harmless each of the Company Parties from and against any and all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees) incurred by any of the indemnitees as a result of
(i) a breach of any covenant or a material inaccuracy in any of the representations and warranties of such Class A Sellers contained herein and/or
(ii) any event or act which occurs on or after the date hereof with respect to the Quik-Park Platform and which is not the result of the fraud, willful misconduct or gross negligence of a Company Party.

         (c) An indemnified party shall give the indemnifying parties written notice of any matter which an indemnified party has determined has given or could give rise to a right of indemnification under this Agreement, within sixty
(60) days of such determination, stating the amount of the loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of the indemnifying parties under this Paragraph 8 with respect to losses arising from claims of any third party which are subject to the indemnification provided for in this Paragraph 8 ("Third Party Claims") shall be governed by, and be contingent upon, the following additional terms and conditions: if an indemnified party shall receive notice of any Third Party Claim, the indemnified party shall give the indemnifying parties notice of such Third Party Claim within thirty (30) days of the receipt by the indemnified party of such notice; provided, however, that the failure to provide such notice shall not release the indemnifying parties from any of their obligations under this Paragraph 8, except to the extent that an indemnifying party is materially prejudiced by such failure, and shall not relieve the indemnifying parties from any other obligation or liability that it may have to any indemnified party otherwise than under this Paragraph 8. If the indemnifying party acknowledges in writing its obligation to indemnify the indemnified party hereunder against any losses that may result from such Third Party Claim, then the indemnifying party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the indemnified party within five (5) days of the receipt of such notice from the indemnified party; provided, however, that if there exists, or is reasonably likely to exist, a conflict of interest that would make it inappropriate in the judgment of the indemnified party for the same counsel to represent both the indemnified party and the indemnifying party, then the indemnified party shall be entitled to retain its own counsel, in each jurisdiction for which the indemnified party determines counsel is required, at the expense of the indemnifying party. In the event the indemnifying party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the indemnified party shall reasonably cooperate with the indemnifying party in such defense and make available to the indemnifying party, at the indemnifying party's expense, all witnesses, pertinent records, materials and information in the indemnified party's possession or under the indemnified party's control relating thereto as is reasonably required by the indemnifying party. Similarly, in the event the indemnified party is, directly or indirectly, conducting the defenses against any such Third Party Claim, the indemnifying party shall cooperate with the indemnified party in such defense and make available to the indemnified party, at the indemnifying party's expense, all such witnesses, records, materials and information in the indemnifying party's possession or under the indemnifying party's control relating thereto as is reasonably required by the indemnified party. No such Third Party Claim may be settled by the indemnifying party without the written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed.

9. MISCELLANEOUS.

         (a) Execution in Counterparts; Binding Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties.

         (b) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.

         (c) Notices. All notices and other communications hereunder shall be in writing, delivered personally, or mailed by Federal Express or another nationally recognized overnight courier, be deemed received and effective upon receipt in the case of personal delivery and on the next succeeding Business Day if sent by Federal Express or another nationally recognized overnight courier, and addressed as follows:

                  (i) If to the Company and/or Holdings:

                          Reckson Strategic Venture Partners, LLC
                          333 Earle Ovington Boulevard
                          Uniondale, New York 11553
                          Attn: Managing Director

                          with copies to:

                          RSVP Holdings LLC
                          225 Broad Hollow Road
                          Melville, New York 11747
                          Attn: Scott Rechler

                          and

                          Herrick, Feinstein LLP
                          2 Park Avenue
                          New York, New York 10016
                          Attention: Stephen M. Rathkopf, Esq.
                                               and
                                     Irwin A. Kishner, Esq.

                          If to the Class A Sellers:

                          UBS Warburg Real Estate Securities Inc.
                          1285 Avenue of the Americas
                          New York, New York 10019
                          Attention: John Felletter
                          with a copy to:

                          Cole, Schotz, Meisel, Forman & Leonard
                          Court Plaza North
                          25 Main Street
                          P.O. Box 800
                          Hackensack, New Jersey  07602-0800
                          Attention: Alan Rubin, Esq.

                          and to

                          Stratum Realty Fund, L.P.
                          888 Seventh Avenue, Suite 3300
                          New York, NY 10016
                          Attention: Michael Nelsen

                          with a copy to:

                          Cadwalader Wickersham & Taft LLP
                          100 Maiden Lane
                          New York, New York
                          Attention: Dennis Block, Esq.

or to such other address or addressee as hereafter shall be furnished as provided in this Paragraph 9(c) by any of the parties hereto to the other parties hereto.

         (d) Expenses. Except as specifically provided in Paragraph 9(h), the parties hereto shall each be responsible for its own legal expenses and the cost of its consultants and experts.

         (e) Titles and Headings. Titles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of the Company, Holdings, RAP and the Class A Sellers and shall be binding upon the Company, Holdings, RAP and the Class A Sellers and their respective heirs, executors, administrators, trustees, successors and permitted assigns; provided, however, that (x) the Class A Sellers may not assign any rights or delegate any of the obligations created under this Agreement without the prior written consent of the Company and Holdings, which consent shall not be unreasonably withheld (except that a Class A Seller may, upon prior written notice to the Company, Holdings and RAP, assign its rights hereunder to an entity that controls, is controlled by, or is under common control with such Class A Seller); and (y) except for the designation by Holdings of one (1) or more designees to accept the conveyance of the Class A Sellers' membership interests in the Company, the Company, Holdings and/or RAP may not assign any rights, or delegate any of the obligations created under this Agreement, without the prior written consent of the Class A Sellers, which consent may not be unreasonably withheld.

         (g) Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein. This Agreement supercedes all prior negotiations, discussions, correspondence, communications, understandings and agreements (including, without limitation, the Summary of Terms of Proposed Restructuring of Reckson Strategic Venture Partners, LLC previously executed by the parties) between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

         (h) Legal Fees. In the event of any dispute regarding any of the provisions of this Agreement, the party which prevails in court, as determined by the court, shall be entitled to recover its reasonable legal fees and expenses.

         (i) Time of Essence. Time shall be of the essence with respect to any time periods and/or dates set forth herein.

         (j) Signatures. Facsimile copies of original signatures by any of the parties hereto shall be deemed to be originals of such signatures.

         (k) Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior notification to the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

         (l) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

         (m) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the other Company Parties not party hereto and their respective successors and permitted assigns. Nothing contained herein, express or implied, is intended to or shall confer upon any other person or party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         (n) Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Company, Holdings and the Class A Sellers.

         (o) Conflict. In the event of a conflict between the provisions of this Agreement and the provisions of the Operating Agreement (including, without limitation, the provisions of Section 6.01 thereof), the provisions of this Agreement shall prevail.

         (p) Survival of Closing. The provisions of Paragraphs 6, 7, 8, and 9 hereof, and all terms contained in such paragraphs which are defined on Schedule 1 annexed hereto, shall survive the Closing without limitation.

         (q) Waiver. Each party to this Agreement may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered by such other party pursuant hereto or (iii) waive compliance with any of the agreements or conditions of any other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.


                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the parties have executed this Restructuring Agreement on the date first written above.

                                         RECKSON STRATEGIC
                                         VENTURE PARTNERS, LLC

                                         By: RSVP Holdings LLC,
                                             its managing member

                                             By: RSI Fund Management LLC,
                                                 its managing member

                                                 By: FrontLine Capital Group,
                                                     its managing member

                                                     By:
                                                         ----------------------
                                                         Name:
                                                         Title:

                                         RSVP HOLDINGS LLC

                                         By: RSI Fund Management LLC,
                                             its managing member

                                             By: FrontLine Capital Group,
                                                 its managing member

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                   [SIGNATURE PAGE TO RESTRUCTURING AGREEMENT]

                                    RECKSON ASSET PARTNERS LLC

                                    By: Reckson Strategic Venture Partners, LLC,
                                        its managing member

                                        By: RSVP Holdings LLC,
                                            its managing member

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member

                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title:


                                    UBS WARBURG REAL ESTATE
                                    SECURITIES INC.

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    STRATUM REALTY FUND, L.P.
                                    By: Stratum Realty Company, L.P.,
                                        its general partner

                                        By: Stratum Principals, Inc.,
                                            its general partner

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                   [SIGNATURE PAGE TO RESTRUCTURING AGREEMENT]

                                   SCHEDULE 1
                                   ----------

                                  DEFINED TERMS
                                  -------------

Allocated Accrued
Class A Basic Return -         As defined in the Operating Agreement

Allocated Net Adjusted
Capital Contribution -         As defined in the Operating Agreement

Business Day -                 A day other than a Saturday, Sunday or other day
                               on which commercial banks in New York City are authorized or required by law to close.

Capital Event Proceeds -       As defined in the Operating Agreement

Catskills Platform -           The Company's investment in the Concord hotel and
                               Grossinger's hotel properties, as well as related parcels through Melville Catskill, LLC

Class A Basic Return -         As defined in the Operating Agreement

Class A Sellers -              UBS and Stratum

Class A Units -                As defined in the Operating Agreement

Class A Parties -              The Class A Sellers and each of their respective
                               officers, directors and agents

Closing -                      As defined in Paragraph 2

Closing Date -                 As defined in Paragraph 4

Closing Documents -            The documents annexed hereto as Exhibits A, B-1,
                               B-2, C-1, C-2, D-1 and D-2

Company -                      Reckson Strategic Venture Partners, LLC

Company Parties -              The Company, Holdings, RAP and each of
                               their respective members, managing directors and officers

Consents -                     All consents, authorizations, variances,
                               invoices, exemptions, qualifications, filings, declarations, registrations, approvals, licenses, certificates or permits from any governmental authority or other party or entity

Holdings -                     RSVP Holdings LLC

Investment -                   As defined in the Operating Agreement

Medical Platform -             The Company's investment in medical office
                               buildings through Medical Properties of Americas, LLC and its subsidiaries

Net Investment
Revenue -                      As defined in the Operating Agreement; provided,
                               however, that the amount of approximately
                               $3,000,000 being held by the Company in
                               connection with the reserves relating to the sale of the Crowley County Correctional Facility and related transfer of operations shall not be considered Net Investment Revenues

Operating Agreement -          As defined in Recital B

Outside Closing Date -         As defined in Paragraph 4

Platform -                     As defined in the Operating Agreement

Purchase Price -               As defined in Paragraph 2

Quik-Park Credit -             As defined in clause (ii) of Paragraph 3

Quik-Park Platform -           The Company's investment in parking facilities
                               through RSVP Metropolitan Parking, LLC and
                               Metropolitan Quik Park of South Florida, LLC and its subsidiaries

RAP -                          Reckson Asset Partners LLC

Resulting Credit -             As defined in Paragraph 6(d)

Stratum -                      Stratum Realty Fund, L.P.

Subsidiaries -                 As defined in Paragraph 7(a)(v)

UBS -                          UBS Warburg Real Estate Securities Inc.

Wilton Platform -              The Company's investment in the retail-built-to-
                               suit business through Wrap I, LLC and its subsidiaries

                               SCHEDULE 7(A)(III)
                               ------------------

                               CONFLICT DOCUMENTS
                               ------------------

         Paragraph 15 of the Payment Guaranty dated as of May 8, 2001 by Reckson Strategic Venture Partners, LLC to and for the benefit of CIBC, Inc. which prohibits the transfer or other disposition of, in whole or in part, any assets of Reckson Strategic Venture Partners, LLC, as set forth on its financial statement, until the related indebtedness has been fully paid.

                                SCHEDULE 7(A)(VI)
                                -----------------

                                  INDEBTEDNESS
                                  ------------


                                     ORIGINAL           ORIGINAL       ORIGINATION     MATURITY           DEBT BALANCE
           PROPERTY                   LENDER          DEBT BALANCE        DATE           DATE               @ 9/30/02
           --------                  --------         ------------     -----------     --------           ------------
550 Brickell Associates, LLC      Colonial Bank       $ 4,800,000      7/28/1999      7/28/2003           $ 4,603,598

Pelican Hotel, LLC                Commerce Bank         5,110,000      5/12/2000      7/28/2003             4,986,225

Eagle Garage, LLC                 Mellon United         2,800,000      4/22/1999      4/22/2004             2,652,644

Freedom Garage, LLC                Bank United          3,481,642      8/31/2000     11/15/2002(1)          3,481,642

Boulevard Garage, LLC              Bank United          1,303,020      5/18/2000     11/15/2002(1)          1,303,020

Boulevard Garage II, LLC           Bank United            862,500      9/15/2000     11/15/2002(1)            862,500

Flamingo Garage, LLC             Seller Financed        2,030,000       4/1/1999       4/1/2004             2,030,000

Arena Garage, LLC                     Seller              354,000      6/29/2000      6/29/2005               354,000

Prime Garage, LLC                 Mellon United           600,000      4/15/1999      4/22/2004               568,220

Market Garage, LLC                 Optimum Bank           650,000      1/29/2002       2/1/2017               635,391

Renaissance Garage, LLC            Bank United            900,000      12/1/2000     11/15/2002(1)            600,000

Internet Garage, LLC               Bank United            713,250      9/28/2001      9/28/2003               731,250

Irene Garage, LLC                  Bank United          8,887,500      2/15/2000     11/15/2002(1)          8,887,500
                                                      -----------                                         -----------
                          Total                       $32,491,912                                         $31,695,990

(1) These mortgages are believed to be in the process of being refinanced or extended with the existing lender.

                               SCHEDULE 7(A)(VII)
                               ------------------

                                   PROPERTIES
                                   ----------

MANAGED PROPERTIES
------------------

     Project Name                                 Address
     ------------                                 -------

QP Florida, LLC                                Collins Avenue
"Municipal Lots"                            Miami Beach, Florida

QP Florida, LLC                           1601 Biscayne Boulevard
"Omni Technical Center"                     Miami Beach, Florida

LEASED PROPERTIES

    Project Name                                 Address
    ------------                                 -------

International Garage LLC-                   200/300/301 3rd Avenue
"Dupont Lots"                                   Miami, Florida

1458 Ocean Drive, LLC
"Whitehouse Lease" (Valet for                  1458 Ocean Drive
Hilton Hotels in Miami Beach)                   Miami, Florida

Washington Garage LLC                         404 Washington Ave.
"China Grill"                                   Miami, Florida

REAL ESTATE OWNED
-----------------

 Project Name/Legal Entity                        Address
 -------------------------                        -------

550 Brickell Avenue                          550 Brickell Avenue
"550 Brickell Associates LLC"                   Miami Florida

Rodriguez                                   18 South East 8th St.
"Brickell Corridor LLC"                        Miami Florida

Howard Johnson's                           1100 Biscayne Blvd.
"Pelican Hotel LLC"                            Miami Florida

951 Second Avenue - Budget                   951 Second Avenue
"Flamingo Garage II LLC"                        Miami Florida

100 Ocean Drive                                100 Ocean Drive
"100 Ocean Garage LLC"                       Miami Beach Florida

Post                                        900 Biscayne Blvd and
"Irene Garage LLC"                             901 NE 2nd Ave
                                                Miami Florida

Mastellos                                      1400 NE Court
"Liberty Garage LL                             Miami Florida

Duty Free Portco                              NE 8th & 9th St
"Seagull Garage LLC"                           Miami Florida

Henniker                                    1040 Biscayne Blvd.
"Eagle Garage LLC"                             Miami Florida

Alamo                                      928-944 Biscayne Blvd
"Flamingo Garage LLC"                          Miami Florida

Jebai                                         31 SE 6th Street
"Dolphin Brickell LLC"                         Miami Florida

HowGlow                                     37-40 SW 13th St.
"Boulevard Garage, LLC"                      Miami Florida

RuWitch                                        150 NE 7th St.
"Freedom Garage, LLC"                          127 NE 7th St.
                                                50 NE 7th St.

Ratiner
"Boulevard Garage II, LLC"                  62 SW 13th Street

Wright                                        601 NE 1st Ave.
"Arena Garage LLC"                             Miami, Florida

Brickell Park                               SE 9th St & SE Miami
"Brickell Park Garage LLC"                     Miami Florida

Barbary Coast                                 1302 NE 2nd Ave
"Prime Garage LLC"                             Miami, Florida

"1st Avenue Investments"                     938 NE 1st Avenue
Renaissance Garage, LLC                        Miami, Florida

Winters                                      725 NE 1st Avenue
"Internet Garage, LLC"                         Miami, Florida

Reeder                                    143 & 157 NE 8th Street
"Market Garage, LLC"                           Miami, Florida

Greek Corner                                101 NE 13th Street
"Liberty II Garage, LLC"                       Miami, Florida

                                    EXHIBIT A
                ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST
                        (RSVP METROPOLITAN PARKING, LLC)

                  ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST made as of the 29th day of April 2003 by and between RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("Assignor"), and FLORIDA PARKING LOT LLC, a Delaware limited liability company ("Assignee").

                              W I T N E S S E T H :

         WHEREAS, RSVP Metropolitan Parking, LLC ("Metropolitan Parking") is a Delaware limited liability company (i) formed on July 27, 1999 by the filing of a Certificate of Formation in the Office of the Secretary of State of Delaware and (ii) governed by an Operating Agreement dated as of July 28, 1999;

         WHEREAS, Assignor owns 100% of the membership interests in Metropolitan Parking (the "Membership Interest"); and

         WHEREAS, pursuant to that certain Restructuring Agreement dated the date hereof among Assignor, UBS Warburg Real Estate Securities Inc., Stratum Realty Fund, L.P., Reckson Asset Partners LLC and RSVP Holdings LLC, Assignor desires to transfer and assign all right, title and interest in and to the Membership Interest to Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee in an "as is, where is" condition, all of the right, title and interest of Assignor in and to the Membership Interest, and warrants that the Membership Interest has not been previously assigned and is free and clear of all liens and encumbrances.

         2. Assumption. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform the obligations of Assignor as the owner of the Membership Interest that arise from and after the date hereof.

         3. Withdrawal. Assignor hereby withdraws as a member of Metropolitan Parking.

         4. Disclaimer. Assignee acknowledges that:

                  (a) It has fully investigated Metropolitan Parking and the interests and assets owned by Metropolitan Parking, whether owned directly or indirectly, legally, beneficially or otherwise; and

                  (b) Neither Assignor nor anyone on behalf of Assignor has made any statements, representations, or warranties of any kind or nature as to the assets, business or condition of Metropolitan Parking, any of its affiliates or any properties owned, directly or indirectly, legally, beneficially or otherwise by Metropolitan Parking or any of its affiliates, including, without limitation, statements, representations or warranties regarding the revenues, expenses, profitability or governmental compliance of the parking operations, the financial or physical condition (including, without limitation, the status of any indebtedness or governmental compliance) of the properties owned, leased or operated by Metropolitan Parking or any entity in which Metropolitan Parking has an interest, or the capital accounts or financial interests of Metropolitan Parking in any entity in which Metropolitan Parking has any direct or indirect interest, or any dispute that Metropolitan Parking may have with any of its joint venture partners.

         5. Counterparts. This document may be executed in several counterparts, and as so executed shall constitute one document, binding on both parties hereto, even though both parties are not signatories to the original or the same counterpart.

         TO HAVE AND TO HOLD the same unto Assignee and its successors, legal representatives and assigns forever.



                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, Assignor and the Assignee have duly executed this Assignment and Assumption of Membership Interest as of the date first above written.

                                      ASSIGNOR:

                                      RECKSON STRATEGIC VENTURE
                                      PARTNERS, LLC

                                      By: RSVP Holdings LLC, its managing member

                                      By: RSI Fund Management LLC, its managing
                                          member

                                      By: FrontLine Capital Group, its managing
                                           member

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      ASSIGNEE:

                                      FLORIDA PARKING LOT LLC
                                      By: Florida Parking Lot Holdings LLC,
                                           Manager

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:


                [SIGNATURE PAGE TO RSVP METROPOLITAN PARKING A&A]

                                   EXHIBIT B-1
                ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST
                    (RECKSON STRATEGIC VENTURE PARTNERS, LLC)

         ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST made as of the ___ day of _____ 2003 between UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, ("Assignor") and _____________________ ("Assignee").

                              W I T N E S S E T H :

         WHEREAS, Reckson Strategic Venture Partners, LLC (the "Company") is a Delaware limited liability company (i) formed on January 23, 1998 by the filing of a Certificate of Formation in the Office of the Secretary of State of Delaware and (ii) governed by an Operating Agreement dated as of March 5, 1998, as amended by the Supplemental Agreement to Operating Agreement dated as of April 24, 1998 (as amended, the "Operating Agreement");

         WHEREAS, Assignor owns a membership interest in the Company (the "Membership Interest"); and

         WHEREAS, pursuant to that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among Assignor, the Company, RSVP Holdings LLC, Reckson Asset Partners LLC and Stratum Realty Fund, L.P., Assignor desires to transfer and assign all right, title and interest in and to the Membership Interest to Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee all of the right, title and interest of Assignor in and to the Membership Interest, and warrants that the Membership Interest has not been previously assigned and is free and clear of all liens and encumbrances.

         2. Assumption. Assignee hereby accepts the foregoing assignment, and, subject to the terms and provisions of the Restructuring Agreement, assumes and agrees to perform the obligations of Assignor as the owner of the Membership Interest that arise from and after the date hereof.

         3. Withdrawal. Assignor hereby withdraws as a member of the Company, and agrees and confirms that it shall have no further right, title or interest in or to the Company or any of its Platforms (as such term is defined in the Operating Agreement) or in or to any monies or properties received by the Company or any of its Platforms, and that there will be no further obligations of any kind or nature on the part of the Company, RSVP Holdings LLC, Reckson Asset Partners LLC or any of their respective members in favor of Assignor arising from the Company or any of its Platforms.

         4. Disclaimer. Assignee acknowledges that:

                  (a) It has fully investigated the Company and the interests and assets owned by the Company, whether owned directly or indirectly, legally, beneficially or otherwise; and

                  (b) Neither Assignor nor anyone on behalf of Assignor has made any statements, representations, or warranties of any kind or nature as to the assets, business or condition of the Company, any of its affiliates or any properties owned, directly or indirectly, legally, beneficially or otherwise by the Company or any of its affiliates, including, without limitation, statements, representations or warranties regarding the revenues, expenses, profitability or governmental compliance, the financial or physical condition (including, without limitation, the status of any indebtedness or governmental compliance) of the properties owned, leased or operated by the Company or any entity in which the Company has an interest, or the capital accounts or financial interests of the Company in any entity in which the Company has any direct or indirect interest, or any dispute that the Company may have with any of its joint venture partners.

         5. Counterparts. This document may be executed in several counterparts, and as so executed shall constitute one document, binding on all the parties hereto, even though all parties are not signatories to the original or the same counterpart.

         TO HAVE AND TO HOLD the same unto Assignee and its successors, legal representatives and assigns forever.




                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, Assignor and the Assignee have duly executed this Assignment and Assumption of Membership Interest as of the date first above written.


                                      ASSIGNOR:

                                      UBS WARBURG REAL ESTATE SECURITIES INC.


                                      By:
                                          ------------------------------------


                                      By:
                                          ------------------------------------


                                      ASSIGNEE:

                                      By:
                                          ------------------------------------










                          [SIGNATURE PAGE TO RSVP A&A]

                                   EXHIBIT B-2
                ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST
                    (RECKSON STRATEGIC VENTURE PARTNERS, LLC)

         ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST made as of the ___ day of ______ 2003 between STRATUM REALTY FUND, L.P., a Delaware limited partnership ("Assignor") and _____________________ ("Assignee").

                              W I T N E S S E T H :

         WHEREAS, Reckson Strategic Venture Partners, LLC (the "Company") is a Delaware limited liability company (i) formed on January 23, 1998 by the filing of a Certificate of Formation in the Office of the Secretary of State of Delaware and (ii) governed by an Operating Agreement dated as of March 5, 1998, as amended by the Supplemental Agreement to Operating Agreement dated as of April 24, 1998 (as amended, the "Operating Agreement");

         WHEREAS, Assignor owns a membership interest in the Company (the "Membership Interest"); and

         WHEREAS, pursuant to that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among Assignor, the Company, RSVP Holdings LLC, Reckson Asset Partners LLC and UBS Warburg Real Estate Securities, Inc., Assignor desires to transfer and assign all right, title and interest in and to the Membership Interest to Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee all of the right, title and interest of Assignor in and to the Membership Interest, and warrants that the Membership Interest has not been previously assigned and is free and clear of all liens and encumbrances.

         2. Assumption. Assignee hereby accepts the foregoing assignment, and, subject to the terms and provisions of the Restructuring Agreement, assumes and agrees to perform the obligations of Assignor as the owner of the Membership Interest that arise from and after the date hereof.

         3. Withdrawal. Assignor hereby withdraws as a member of the Company, and agrees and confirms that it shall have no further right, title or interest in or to the Company or any of its Platforms (as such term is defined in the Operating Agreement) or in or to any monies or properties received by the Company or any of its Platforms, and that there will be no further obligations of any kind or nature on the part of the Company, RSVP Holdings LLC, Reckson Asset Partners LLC or any of their respective members in favor of Assignor arising from the Company or any of its Platforms.

         4. Disclaimer. Assignee acknowledges that:

                  (a) It has fully investigated the Company and the interests and assets owned by the Company, whether owned directly or indirectly, legally, beneficially or otherwise; and

                  (b) Neither Assignor nor anyone on behalf of Assignor has made any statements, representations, or warranties of any kind or nature as to the assets, business or condition of the Company, any of its affiliates or any properties owned, directly or indirectly, legally, beneficially or otherwise by the Company or any of its affiliates, including, without limitation, statements, representations or warranties regarding the revenues, expenses, profitability or governmental compliance, the financial or physical condition (including, without limitation, the status of any indebtedness or governmental compliance) of the properties owned, leased or operated by the Company or any entity in which the Company has an interest, or the capital accounts or financial interests of the Company in any entity in which the Company has any direct or indirect interest, or any dispute that the Company may have with any of its joint venture partners.

         5. Counterparts. This document may be executed in several counterparts, and as so executed shall constitute one document, binding on all the parties hereto, even though all parties are not signatories to the original or the same counterpart.

         TO HAVE AND TO HOLD the same unto Assignee and its successors, legal representatives and assigns forever.





                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, Assignor and the Assignee have duly executed this Assignment and Assumption of Membership Interest as of the date first above written.

                                ASSIGNOR:

                                STRATUM REALTY FUND, L.P.

                                By: Stratum Realty Company, L.P.,
                                    its general partner

                                By: Stratum Principals Inc., its general partner

                                    By:
                                        ------------------------------
                                        Name:
                                        Title:

                                ASSIGNEE:

                                By:
                                    ----------------------------------





                          [SIGNATURE PAGE TO RSVP A&A]

                                 EXHIBIT C-1(A)
               RELEASE OF COMPANY PARTIES (OTHER THAN SETH LIPSAY)
                            LIMITED RELEASE OF CLAIMS

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, individually and on behalf of STRATUM REALTY FUND, L.P., a Delaware limited partnership ("Stratum Fund"), and UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRES"), collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), NEW WORLD REALTY, LLC, a Delaware limited liability company, STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with RSVP or RAP, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of any of the RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBSWRES, Stratum Fund, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to RSVP or RAP;
(iv) any Claims involving fraud or (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.





                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on April 29, 2003.

                                               UBS WARBURG REAL ESTATE
                                               SECURITIES INC.


                                               By:
                                                   ----------------------------

                                               By:
                                                   ----------------------------

                                               STRATUM REALTY FUND, L.P.

                                               By: Stratum Realty Company, L.P.,
                                                    its general partner

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------


                                               STRATUM REALTY COMPANY, L.P.

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------




                       [SIGNATURE PAGE TO RELEASE C-1(A)]

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]

                                                -------------------------------
                                                          Notary Public


                           PARTNERSHIP ACKNOWLEDGMENT
                           --------------------------

STATE OF                    )
                            )  ss.:
COUNTY OF                   )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared____________________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of_______________________, the partnership which executed the foregoing Release, and he he/she subscribed, swore to and acknowledged the same in his/her capacity as such _______________ as the authorized and binding act and deed of said partnership.

[SEAL]

                                                -------------------------------
                                                           Notary Public

                    [ACKNOWLEDGEMENT PAGE TO RELEASE C-1(A)]

                                 EXHIBIT C-1(B)
               RELEASE OF COMPANY PARTIES (OTHER THAN SETH LIPSAY)

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, individually and on behalf of STRATUM REALTY FUND, L.P., a Delaware limited partnership ("Stratum Fund"), and UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRES"), collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), NEW WORLD REALTY, LLC, a Delaware limited liability company, STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with RSVP or RAP, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of any of the RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBSWRES, Stratum Fund, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to RSVP or RAP;
(iv) any Claims involving fraud; (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE or (vi) Claims based on any new act by any RELEASEE from on or after April 30, 2003 through the Closing Date (as such term is defined in the Restructuring Agreement) which such Claims are set forth on Schedule A annexed to this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.




                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on Closing Date (as such term is defined in the Restructuring Agreement).


                                               UBS WARBURG REAL ESTATE
                                               SECURITIES INC.


                                               By:
                                                   ----------------------------


                                               By:
                                                   ----------------------------


                                               STRATUM REALTY FUND, L.P.

                                               By: Stratum Realty Company, L.P.,
                                                   its general partner

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------


                                               STRATUM REALTY COMPANY, L.P.

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------




                       [SIGNATURE PAGE TO RELEASE C-1(B)]

                                   SCHEDULE A

                                      None.

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                           PARTNERSHIP ACKNOWLEDGMENT
                           --------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared____________________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of_______________________, the partnership which executed the foregoing Release, and he he/she subscribed, swore to and acknowledged the same in his/her capacity as such _______________ as the authorized and binding act and deed of said partnership.

[SEAL]


                                               --------------------------------
                                                        Notary Public


                    [ACKNOWLEDGEMENT PAGE TO RELEASE C-1(B)]

                                 EXHIBIT C-2(A)
                             RELEASE OF SETH LIPSAY

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (iv) below, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, individually and on behalf of STRATUM REALTY FUND, L.P., a Delaware limited partnership ("Stratum Fund"), and UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRES"), collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from SETH LIPSAY, an individual, hereby release and discharge SETH LIPSAY and each agent, attorney, heir, successor and assign of SETH LIPSAY from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against SETH LIPSAY arising from or in connection with RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), or RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBSWRES, Stratum Fund, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any Claims involving fraud; (iv) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE or (v) Claims relating to SETH LIPSAY'S ownership of a (1) 33.33% equity interest in BTL Capital Corp. II, (2) 28% equity interest in BTL Capital Partners I, LP and (3) 1.7% equity interest in SRF Management Partners, L.P.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that SETH LIPSAY disputes and denies any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability by SETH LIPSAY.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.




                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on April 29, 2003.


                                               UBS WARBURG REAL ESTATE
                                               SECURITIES INC.


                                               By:
                                                   ----------------------------


                                               By:
                                                   ----------------------------


                                               STRATUM REALTY FUND, L.P.

                                               By: Stratum Realty Company, L.P.,
                                                   its general partner


                                               By: Stratum Principals, Inc.,
                                                   its general partner


                                               By:
                                                   ----------------------------


                                               STRATUM REALTY COMPANY, L.P.


                                               By: Stratum Principals, Inc.,
                                                   its general partner


                                               By:
                                                   ----------------------------


                       [SIGNATURE PAGE TO RELEASE C-2(A)]

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                               --------------------------------
                                                         Notary Public


                           PARTNERSHIP ACKNOWLEDGMENT
                           --------------------------

STATE OF                  )
                          )  ss.:
COUNTY OF                 )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared____________________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of_______________________, the partnership which executed the foregoing Release, and he he/she subscribed, swore to and acknowledged the same in his/her capacity as such _______________ as the authorized and binding act and deed of said partnership.

[SEAL]


                                               --------------------------------
                                                         Notary Public


                    [ACKNOWLEDGEMENT PAGE TO RELEASE C-2(A)]

                                 EXHIBIT C-2(B)
                             RELEASE OF SETH LIPSAY

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (iv) below, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, individually and on behalf of STRATUM REALTY FUND, L.P., a Delaware limited partnership ("Stratum Fund"), and UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRES"), collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from SETH LIPSAY, an individual, hereby release and discharge SETH LIPSAY and each agent, attorney, heir, successor and assign of SETH LIPSAY from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against SETH LIPSAY arising from or in connection with RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), or RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBSWRES, Stratum Fund, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any Claims involving fraud; (iv) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE; (v) Claims relating to SETH LIPSAY'S ownership of a (1) 33.33% equity interest in BTL Capital Corp. II, (2) 28% equity interest in BTL Capital Partners I, LP and (3) 1.7% equity interest in SRF Management Partners, L.P. and (vi) Claims based on any new act by SETH LIPSAY from on or after April 30, 2003 through the Closing Date (as such term is defined in the Restructuring Agreement) which such Claims are set forth on Schedule A annexed to this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that SETH LIPSAY disputes and denies any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability by SETH LIPSAY.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.



                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on the Closing Date (as such term is defined in the Restructuring Agreement).


                                               UBS WARBURG REAL ESTATE
                                               SECURITIES INC.


                                               By:
                                                   ----------------------------


                                               By:
                                                   ----------------------------


                                               STRATUM REALTY FUND, L.P.

                                               By: Stratum Realty Company, L.P.,
                                                   its general partner

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------


                                               STRATUM REALTY COMPANY, L.P.

                                               By: Stratum Principals, Inc.,
                                                   its general partner

                                               By:
                                                   ----------------------------


                       [SIGNATURE PAGE TO RELEASE C-2(B)]

                                   SCHEDULE A

                                      None.

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                               --------------------------------
                                                         Notary Public


                           PARTNERSHIP ACKNOWLEDGMENT
                           --------------------------

STATE OF                  )
                          )  ss.:
COUNTY OF                 )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared____________________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of_______________________, the partnership which executed the foregoing Release, and he he/she subscribed, swore to and acknowledged the same in his/her capacity as such _______________ as the authorized and binding act and deed of said partnership.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                     [ACKNOWLEDGMENT PAGE TO RELEASE C-2(B)]

                                   EXHIBIT C-3
                 RELEASE OF COMPANY PARTIES BY QUIK PARK PARTIES

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (iii) below, METROPOLITAN QUIK PARK OF SOUTH FLORIDA, LLC, a Delaware limited liability company ("Quik Park South Florida"), M & E HOLDINGS LLC, a Delaware limited liability company ("M & E"), GULFSTREAM MANAGEMENT, LLC, a Delaware limited liability company, JACOB I. SOPHER, an individual ("Sopher"), RAFAEL LLOPIZ, an individual, and BENJAMIN ORBACH, an individual, collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), NEW WORLD REALTY, LLC, a Delaware limited liability company, RSVP METROPOLITAN PARKING, LLC, a Delaware limited liability company ("RSVP Parking"), STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SETH LIPSAY, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with the ownership or operations of Quik Park South Florida and entities under the control of Quik Park South Florida, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or claims of any of the RELEASORS or any of the obligations of any of the RELEASEES under, pursuant to or arising from (i) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to the ownership or operations of Quik Park South Florida and entities under the control of Quik Park South Florida;
(ii) any Claims involving fraud or (iii) with respect to RSVP Parking only, that certain letter agreement dated the date hereof among Sopher, M & E and UBS Warburg Real Estate Securities Inc., a Delaware corporation.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.





                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on April 29, 2003.


                                               METROPOLITAN QUIK PARK OF SOUTH
                                               FLORIDA, LLC


                                               By:
                                                   ----------------------------
                                                   Name: Jacob I. Sopher
                                                   Title: Managing Director


                                               By:
                                                   ----------------------------
                                                   Name: Rafael Llopiz
                                                   Title: Managing Director


                                               M & E HOLDINGS LLC


                                               By:
                                                   ----------------------------
                                                   Name: Jacob I. Sopher
                                                   Title: Manager


                                               GULFSTREAM MANAGEMENT, LLC


                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:



                                               ---------------------------------
                                               JACOB I. SOPHER


                                               ---------------------------------
                                               RAFAEL LLOPIZ


                                               ---------------------------------
                                               BENJAMIN ORBACH



                         [SIGNATURE PAGE TO RELEASE C-3]

                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT
                    ----------------------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the limited liability company which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such __________ as the authorized and binding act and deed of said limited liability company.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                            INDIVIDUAL ACKNOWLEDGMENT
                            -------------------------

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                          Notary Public



                      [ACKNOWLEDGMENT PAGE TO RELEASE C-3]

                                 EXHIBIT D-1(A)
                           RELEASE OF CLASS A SELLERS

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), acting pursuant to a motion filed in its bankruptcy case, which was approved by an order of the United States Bankruptcy Court for the Southern District of New York dated March 31, 2003, NEW WORLD REALTY, LLC, a Delaware limited liability company, STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, and STRATUM REALTY FUND, L.P., a Delaware limited partnership, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with RSVP or RAP, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of any of the RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBS Warburg Real Estate Securities Inc., Stratum Realty Fund, L.P., RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to RSVP or RAP; (iv) any Claims involving fraud or (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.





                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on _________, 2003.


                                       RSI FUND MANAGEMENT LLC


                                       By: FrontLine Capital Group, its managing
                                           member


                                           By:
                                               --------------------------------


                                       FRONTLINE CAPITAL GROUP


                                       By:
                                           ------------------------------------


                                       NEW WORLD REALTY, LLC


                                       By:
                                           ------------------------------------

                                       RECKSON STRATEGIC
                                       VENTURE PARTNERS, LLC


                                       By: RSVP Holdings LLC,
                                           its managing member


                                           By: RSI Fund Management LLC,
                                               its managing member


                                               By: FrontLine Capital Group,
                                                   its managing member

                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:


                       [SIGNATURE PAGE TO RELEASE D-1(A)]

                                    RSVP HOLDINGS LLC


                                    By: RSI Fund Management LLC,
                                        its managing member


                                        By: FrontLine Capital Group,
                                            its managing member


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                    RECKSON ASSET PARTNERS LLC


                                    By: Reckson Strategic Venture Partners, LLC,
                                        its managing member


                                        By: RSVP Holdings, LLC,
                                            its managing member

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member


                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title:



                                    -------------------------------------------
                                    STEVEN H. SHEPSMAN



                                    -------------------------------------------
                                     DONALD RECHLER



                       [SIGNATURE PAGE TO RELEASE D-1(A)]

                                    -------------------------------------------
                                    ROGER RECHLER


                                    -------------------------------------------
                                    GREGG RECHLER


                                    -------------------------------------------
                                    MITCHELL RECHLER


                                    -------------------------------------------
                                    MICHAEL MATURO


                                    -------------------------------------------
                                    SCOTT RECHLER


                                    -------------------------------------------
                                    JASON BARNETT



                       [SIGNATURE PAGE TO RELEASE D-1(A)]

                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT
                    ----------------------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the limited liability company which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such __________ as the authorized and binding act and deed of said limited liability company.

[SEAL]


                                                -------------------------------
                                                         Notary Public


                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                  )
                          )  ss.:
COUNTY OF                 )


         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                                -------------------------------
                                                            Notary Public



                     [ACKNOWLEDGMENT PAGE TO RELEASE D-1(A)]

                            INDIVIDUAL ACKNOWLEDGMENT
                            -------------------------

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                           Notary Public



                     [ACKNOWLEDGMENT PAGE TO RELEASE D-1(A)]

                                 EXHIBIT D-1(B)
                           RELEASE OF CLASS A SELLERS

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), acting pursuant to a motion filed in its bankruptcy case, which was approved by an order of the United States Bankruptcy Court for the Southern District of New York dated March 31, 2003, NEW WORLD REALTY, LLC, a Delaware limited liability company, STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, STRATUM REALTY COMPANY, L.P., a Delaware limited partnership, and STRATUM REALTY FUND, L.P., a Delaware limited partnership, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with RSVP or RAP, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of any of the RELEASORS under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBS Warburg Real Estate Securities Inc., Stratum Realty Fund, L.P., RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to RSVP or RAP; (iv) any Claims involving fraud; (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE or (vi) Claims based on any new act by any RELEASEE from on or after April 30, 2003 through the Closing Date (as such term is defined in the Restructuring Agreement) which such Claims are set forth on Schedule A annexed to this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.




                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on the Closing Date (as such term is defined in the Restructuring Agreement).


                                       RSI FUND MANAGEMENT LLC

                                       By: FrontLine Capital Group, its managing
                                           member


                                           By:
                                               --------------------------------


                                       FRONTLINE CAPITAL GROUP


                                       By:
                                           ------------------------------------

                                       NEW WORLD REALTY, LLC


                                       By:
                                           ------------------------------------



                                       RECKSON STRATEGIC
                                       VENTURE PARTNERS, LLC

                                       By: RSVP Holdings LLC,
                                           its managing member

                                           By: RSI Fund Management LLC,
                                               its managing member

                                               By: FrontLine Capital Group,
                                                   its managing member

                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:



                       [SIGNATURE PAGE TO RELEASE D-1(B)]

                                    RSVP HOLDINGS LLC


                                    By: RSI Fund Management LLC,
                                        its managing member

                                        By: FrontLine Capital Group,
                                            its managing member


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                    RECKSON ASSET PARTNERS LLC


                                    By: Reckson Strategic Venture Partners, LLC,
                                        its managing member

                                        By: RSVP Holdings, LLC,
                                            its managing member

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member

                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title:


                                    -------------------------------------------
                                    STEVEN H. SHEPSMAN


                                    -------------------------------------------
                                    DONALD RECHLER



                       [SIGNATURE PAGE TO RELEASE D-1(B)]

                                    -------------------------------------------
                                    ROGER RECHLER


                                    -------------------------------------------
                                    GREGG RECHLER


                                    -------------------------------------------
                                    MITCHELL RECHLER


                                    -------------------------------------------
                                    MICHAEL MATURO


                                    -------------------------------------------
                                     SCOTT RECHLER


                                    -------------------------------------------
                                    JASON BARNETT




                       [SIGNATURE PAGE TO RELEASE D-1(B)]

                                   SCHEDULE A

                                      None.

                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT
                    ----------------------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the limited liability company which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such __________ as the authorized and binding act and deed of said limited liability company.

[SEAL]


                                               --------------------------------
                                                           Notary Public


                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                  )
                          )  ss.:
COUNTY OF                 )


         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                     [ACKNOWLEDGMENT PAGE TO RELEASE D-1(B)]

                            INDIVIDUAL ACKNOWLEDGMENT
                            -------------------------

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of _______ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                           Notary Public



                     [ACKNOWLEDGMENT PAGE TO RELEASE D-1(B)]

                                 EXHIBIT D-2(A)
                           RELEASE OF CLASS A SELLERS

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, SETH LIPSAY, an individual, as RELEASOR, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRESI"), STRATUM REALTY COMPANY, L.P., a Delaware limited partnership ("SRC"), and STRATUM REALTY FUND, L.P., a Delaware limited partnership ("SRF"), collectively as RELEASEES, hereby releases and discharges the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties, and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which RELEASOR ever had, now has or may have against any of the RELEASEES arising from or in connection with RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP") or RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of RELEASOR under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBS Warburg Real Estate Securities Inc., SRF, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between RELEASOR and any of the RELEASEES which are unrelated to RSVP or RAP, including, without limitation, (A) any entitlement of RELEASOR to indemnity or coverage as an employee, director or officer (including, without limitation, under any insurance policy) and (B) RELEASOR'S ownership of a (1) 33.33% equity interest in BTL Capital Corp. II, (2) 28% equity interest in BTL Capital Partners I, LP and (3) 1.7% equity interest in SRF Management Partners, L.P.;
(iv) any Claims involving fraud or (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by RELEASOR that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.



                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASOR has executed this RELEASE on _________, 2003.


                                          -------------------------------------
                                          SETH LIPSAY


                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of ________ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                         Notary Public



              [SIGNATURE AND ACKNOWLEDGMENT PAGE TO RELEASE D-2(A)]

                                 EXHIBIT D-2(B)
                           RELEASE OF CLASS A SELLERS

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (v) below, SETH LIPSAY, an individual, as RELEASOR, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBSWRESI"), STRATUM REALTY COMPANY, L.P., a Delaware limited partnership ("SRC"), and STRATUM REALTY FUND, L.P., a Delaware limited partnership ("SRF"), collectively as RELEASEES, hereby releases and discharges the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties, and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which RELEASOR ever had, now has or may have against any of the RELEASEES arising from or in connection with RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP") or RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or obligations of RELEASOR under, pursuant to or arising from (i) that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among UBS Warburg Real Estate Securities Inc., SRF, RSVP, RSVP Holdings LLC and RAP; (ii) any of the documents executed and delivered pursuant to the Restructuring Agreement; (iii) any direct or indirect transactions between RELEASOR and any of the RELEASEES which are unrelated to RSVP or RAP, including, without limitation, (A) any entitlement of RELEASOR to indemnity or coverage as an employee, director or officer (including, without limitation, under any insurance policy) and (B) RELEASOR'S ownership of a (1) 33.33% equity interest in BTL Capital Corp. II, (2) 28% equity interest in BTL Capital Partners I, LP and (3) 1.7% equity interest in SRF Management Partners, L.P.;
(iv) any Claims involving fraud; (v) any Claims by a third party relating to or arising from any of the matters covered or contemplated by this RELEASE or (vi) Claims based on any new act by any RELEASEE from on or after April 30, 2003 through the Closing Date (as such term is defined in the Restructuring Agreement) which such Claims are set forth on Schedule A annexed to this RELEASE.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by RELEASOR that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.



                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASOR has executed this RELEASE on the Closing Date (as such term is defined in the Restructuring Agreement).



                                          -------------------------------------
                                          SETH LIPSAY




                       [SIGNATURE PAGE TO RELEASE D-2(B)]

                                   SCHEDULE A

                                      None.

                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of ________ 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                          Notary Public



                     [ACKNOWLEDGMENT PAGE TO RELEASE D-2(B)]

                                   EXHIBIT D-3
                          RELEASE OF QUIK PARK PARTIES

                            LIMITED RELEASE OF CLAIMS
                            -------------------------

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT, except as provided in clauses (i) through (iii) below, RECKSON STRATEGIC VENTURE PARTNERS, LLC, a Delaware limited liability company ("RSVP"), RSVP HOLDINGS LLC, a Delaware limited liability company, RECKSON ASSET PARTNERS LLC, a Delaware limited liability company ("RAP"), RSI FUND MANAGEMENT LLC, a Delaware limited liability company, FRONTLINE CAPITAL GROUP, a Delaware corporation (f/k/a RECKSON SERVICE INDUSTRIES, INC.), acting pursuant to a motion filed in its bankruptcy case, which was approved by an order of the United States Bankruptcy Court for the Southern District of New York dated March 31, 2003, NEW WORLD REALTY, LLC, a Delaware limited liability company, RSVP METROPOLITAN PARKING, LLC, a Delaware limited liability company, STEVEN H. SHEPSMAN, an individual, DONALD RECHLER, an individual, ROGER RECHLER, an individual, GREGG RECHLER, an individual, MITCHELL RECHLER, an individual, MICHAEL MATURO, an individual, SETH LIPSAY, an individual, SCOTT RECHLER, an individual, and JASON BARNETT, an individual, collectively, as RELEASORS, in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, received from METROPOLITAN QUIK PARK OF SOUTH FLORIDA, LLC, a Delaware limited liability company ("Quik Park South Florida"), M & E HOLDINGS LLC, a Delaware limited liability company ("M & E"), GULFSTREAM MANAGEMENT, LLC, a Delaware limited liability company, JACOB I. SOPHER, an individual ("Sopher"), RAFAEL LLOPIZ, an individual, and BENJAMIN ORBACH, an individual, collectively as RELEASEES, hereby release and discharge the RELEASEES and each of the RELEASEES' respective parents, subsidiaries, affiliated or otherwise related parties (as regards each of the RELEASEES that is not an individual), and each present and past general and limited partner, member, manager, officer, director, shareholder, employee, agent, attorney, heir, successor and assign of any of the foregoing from all actions, causes of action, suits, regulatory proceedings, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, warranties, and demands whatsoever, in law, equity or otherwise (collectively, "Claims"), which any of the RELEASORS ever had, now have or may have against any of the RELEASEES arising from or in connection with the ownership or operations of Quik Park South Florida and entities under the control of Quik Park South Florida, whether known or unknown, suspected or unsuspected, liquidated or contingent, and whether or not concealed or hidden, for, upon, or by reason of any act, event, occurrence, matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that this RELEASE shall not be deemed or construed to be a release or waiver of any of the rights or claims of any of the RELEASORS or any of the obligations of any of the RELEASEES under, pursuant to or arising from (i) any direct or indirect transactions between any of the RELEASORS and any of the RELEASEES which are unrelated to the ownership or operations of Quik Park South Florida and entities under the control of Quik Park South Florida;
(ii) any Claims involving fraud or (iii) with respect to Quik Park South Florida, M & E and Sopher only, that certain letter agreement dated the date hereof among Sopher, M & E and UBS Warburg Real Estate Securities Inc., a Delaware corporation.

         This RELEASE may not be changed orally.

         It is understood, acknowledged and agreed by the RELEASORS that the RELEASEES dispute and deny any liability whatsoever and that the settlement evidenced by this Agreement is not and shall not be construed as any admission of liability of any of the RELEASEES.

         This RELEASE shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the choice-of-law provisions thereof.



                  [Remainder of page intentionally left blank.
                        Next page is the signature page.]

         IN WITNESS WHEREOF, the RELEASORS have caused this RELEASE to be executed on April 29, 2003.


                                       RSI FUND MANAGEMENT LLC

                                       By: FrontLine Capital Group, its managing
                                           member

                                           By:
                                               --------------------------------


                                       FRONTLINE CAPITAL GROUP


                                       By:
                                           ------------------------------------


                                       NEW WORLD REALTY, LLC


                                       By:
                                           ------------------------------------

                                       RSVP METROPOLITAN PARKING, LLC


                                       By:
                                           ------------------------------------


                         [SIGNATURE PAGE TO RELEASE D-3]

                                       RECKSON STRATEGIC
                                       VENTURE PARTNERS, LLC

                                       By: RSVP Holdings LLC,
                                           its managing member

                                           By: RSI Fund Management LLC,
                                               its managing member

                                               By: FrontLine Capital Group,
                                                   its managing member

                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:


                                       RSVP HOLDINGS LLC

                                       By: RSI Fund Management LLC,
                                           its managing member

                                           By: FrontLine Capital Group,
                                               its managing member


                                               By:
                                                   ----------------------------
                                                   Name:
                                                   Title:




                         [SIGNATURE PAGE TO RELEASE D-3]

                                    RECKSON ASSET PARTNERS LLC

                                    By: Reckson Strategic Venture Partners, LLC,
                                        its managing member

                                        By: RSVP Holdings, LLC,
                                            its managing member

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member

                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title:


                                    -------------------------------------------
                                    STEVEN H. SHEPSMAN


                                    -------------------------------------------
                                    DONALD RECHLER


                                    -------------------------------------------
                                    ROGER RECHLER


                                    -------------------------------------------
                                    GREGG RECHLER


                                    -------------------------------------------
                                    MITCHELL RECHLER


                                    -------------------------------------------
                                    MICHAEL MATURO



                         [SIGNATURE PAGE TO RELEASE D-3]

                                    -------------------------------------------
                                    SETH LIPSAY


                                    -------------------------------------------
                                    SCOTT RECHLER


                                    -------------------------------------------
                                    JASON BARNETT



                         [SIGNATURE PAGE TO RELEASE D-3]

                    LIMITED LIABILITY COMPANY ACKNOWLEDGMENT
                    ----------------------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the limited liability company which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such __________ as the authorized and binding act and deed of said limited liability company.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF                   )
                           )  ss.:
COUNTY OF                  )


         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who, being by me duly sworn, did depose and say that he/she is the of , the corporation which executed the foregoing Release, and he/she subscribed, swore to and acknowledged the same in his/her capacity as such officer as the authorized and binding act and deed of said corporation.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                      [ACKNOWLEDGEMENT PAGE TO RELEASE D-3]

                            INDIVIDUAL ACKNOWLEDGMENT
                            -------------------------

STATE OF:                 )
                          )  ss.:
COUNTY OF:                )

         On this day of April 2003, before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared , to me known, who subscribed, swore to and acknowledged the foregoing Release.

[SEAL]


                                               --------------------------------
                                                          Notary Public


                      [ACKNOWLEDGEMENT PAGE TO EXHIBIT D-3]

                                   EXHIBIT E-1
                 FORM OF OPINION OF COUNSEL FOR EACH OF STRATUM
                             AND THE COMPANY PARTIES

                                __________, 2003

                  Re: RSVP Restructuring
                      ------------------

Gentlemen:

         We have acted as counsel to _______________ and _______________ in connection with that certain Restructuring Agreement dated April 29, 2003 (the "Restructuring Agreement") among the parties listed on Schedule 1 annexed hereto.

         1. For purposes of this opinion letter, we have examined the Restructuring Agreement and the documents executed on or about this date by _____ and _____, which documents are more fully described on Schedule 2 annexed hereto (collectively, the "Restructuring Documents").

                  (a) We have also examined and reviewed originals or counterparts of the following documents and instruments:

                           (i) [Certificates of Formation] [Certificates of
Incorporation] [Certificate of Limited Partnership] of _____ and _____, respectively; and

                           (ii) [Operating Agreements] [By-Laws] of _____ and
_____, respectively (collectively, the "Organizational Documents").

         2. The words "our knowledge," or "best of our knowledge," as used in this opinion letter: (a) signify that, in the course of our representation of _____ and _____, no facts have come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are inaccurate, and (b) are limited to the actual knowledge of the attorneys within our firm who have been involved in representing _____ and _____ in connection with the Restructuring Agreement. Except as otherwise stated in this opinion letter, we have undertaken no investigation or verification of such matters.

         3. In reaching the opinions set forth below, we have assumed, and to our knowledge, there are no facts inconsistent with the following:

                  (a) Each of the parties to the Restructuring Documents, other than _____ and _____, has duly and validly executed and delivered each such instrument, document, and agreement to be executed in connection with the Restructuring Documents to which such party is a signatory, and such party's obligations set forth in the Restructuring Documents are its legal, valid, and binding obligations, enforceable in accordance with their respective terms.

                  (b) Each person, other than _____ and ______, executing any of the Restructuring Documents, whether individually or on behalf of an entity, is duly authorized to do so.

                  (c) Each natural person executing any of the Restructuring Documents is legally competent to do so.

                  (d) All signatures of parties, other than the signatures of ________________, on the Restructuring Documents are genuine.

                  (e) All documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies conform to the original document, and all public records reviewed are accurate and complete.

                  (f) All applicable Restructuring Documents will be duly filed, indexed and recorded among the appropriate official records with all fees, charges and taxes having been paid.

                  (g) The parties to the Restructuring Documents and their successors and assigns shall: (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Restructuring Documents; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Restructuring Documents.

                  (h) The exercise of any rights or the enforcement of any remedies under the Restructuring Documents would not be unconscionable, result in a breach of the peace, or otherwise be contrary to public policy.

         4. In rendering this opinion letter, we have with your approval made reasonable inquiry of _____ and _____ as to the accuracy and completeness of the Organizational Documents, the representations set forth in the Restructuring Documents and certain factual matters, and nothing has come to our attention that leads us to believe that we are not justified in assuming the accuracy and completeness of same and in so relying thereon.

         5. In addition to the assumptions set forth above, the opinions set forth herein are also subject to the following qualifications:

                  (a) We express no opinion with respect to title or the priority of liens or security interests on any of the real or personal property which is the subject of the Restructuring Agreement.

                  (b) The opinions expressed below concern only the effect of the laws of the State of New York and the United States of America and the [corporate] [limited partnership] [limited liability] law of the State of Delaware, each as currently in effect, and we express no opinion as to the laws of any other jurisdiction. We assume no obligation to supplement this opinion letter if any applicable laws change after the date of this opinion letter, or if we become aware of any facts that might change the opinions expressed below after the date of this opinion letter.

         6. Subject to the qualifications set forth in subsequent portions of this opinion letter, it is our opinion that:

                  (a) Based upon certificates issued by the Secretary of State of the State of _______, each of _____ and ______ is a [corporation] [limited partnership] [limited liability company] duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite authority and legal rights to conduct its business as presently conducted and perform its obligations under the Restructuring Documents.

                  (b) The Restructuring Documents to which _____ or ______ is a party have each been duly authorized and properly executed and delivered by _____ or _____, as the case may be, and each of such Restructuring Documents is a valid and binding obligation and agreement of _____ or _____, as the case may be, enforceable in accordance with its terms.

                  (c) To our knowledge, the execution and delivery of the Restructuring Documents will not violate, conflict with, result in the breach of or constitute a default under the Organizational Documents or, except as set forth on Schedule 3 annexed hereto, under any contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which _____ or _____ is subject.

                  (d) To our knowledge, no consent, approval or authorization of _____ or _____, any other person or entity, or registration, filing or declaration with or consent by any federal, state or municipal governmental authority or other regulatory agency is required for the legal and valid execution, delivery and performance by _____ or _____ of the Restructuring Documents.

         7. The opinions expressed in paragraph 6 above are subject to (i) the effect of the exercise of judicial discretion in accordance with general principles of equity; and (ii) bankruptcy, insolvency, reorganization, moratorium and other laws applicable to creditor's rights or the collection of debtor's obligations generally. In addition, certain remedies, waivers, and other provisions of the Restructuring Documents may not be enforceable, but, subject to the qualifications set forth in the foregoing sentence, such unenforceability will not render the Restructuring Documents invalid or substantially interfere with the realization of the principal benefits provided thereby.

         The opinions set forth herein are limited to the matters set forth in this opinion letter. No other opinions should be inferred beyond the matters expressly stated.

         This opinion letter may not be used, circulated, quoted or otherwise referred to for any purpose other than by you in connection with the Restructuring Documents except as stated herein without our express permission. Except as otherwise agreed to by the undersigned in writing, the opinions expressed herein are solely for the benefit of you and your successors and assigns.


                                             Very truly yours,

                                   SCHEDULE 1
                                   ----------

                       Parties to Restructuring Agreement

UBS WARBURG REAL ESTATE SECURITIES INC.
STRATUM REALTY PARTNERS, L.P.
RECKSON STRATEGIC VENTURE PARTNERS, LLC
RSVP HOLDINGS LLC
RECKSON ASSET PARTNERS LLC

                                   SCHEDULE 2
                                   ----------

                             Restructuring Documents

                                   SCHEDULE 3
                                   ----------

                               Conflict Documents

                                   EXHIBIT E-2
                       FORM OF OPINION OF COUNSEL FOR UBS

                                 April 29, 2003

Reckson Strategic Venture Partners, LLC
RSVP Holdings LLC
Reckson Asset Partners LLC
c/o Herrick Feinstein
Two Park Avenue
New York, NY 10016
Attention: Stephen M. Rathkopf, Esq.

         Re: RSVP Restructuring
             ------------------

Gentlemen:

         We have acted as counsel to UBS Warburg Real Estate Securities Inc. (the "Corporation") in connection with the negotiation, preparation, execution, and delivery of a certain Restructuring Agreement between you, Stratum Realty Fund, L.P., and the Corporation dated the date hereof (the "Restructuring Agreement"), and the related agreements, documents and instruments, which are set forth on Exhibit A hereto (collectively with the Restructuring Agreement, the "Restructuring Documents"). Capitalized terms not otherwise defined herein, shall have the meanings set forth in the Restructuring Agreement. This opinion is delivered to you at the request of the Corporation pursuant to Section 4(a)(vii) of the Restructuring Agreement.

         In rendering this opinion, we have examined and relied upon, among other things, originals or certified, conformed or photostatic copies of the following:

                  (a) The executed Restructuring Documents;

                  (b) A Certificate of Good Standing for the Corporation from the Secretary of State of the State of Delaware dated April 22, 2003 (the "Good Standing Certificate"); and

                  (c) The Officers' Certificate of the Corporation, including the attachments thereto.

         As to questions of fact material to our opinions, we have relied upon the representations and warranties contained in the Restructuring Documents and the Officers Certificate. We have assumed without further investigation or inquiry the truth and accuracy of the factual matters contained therein. Any qualifications herein "to our knowledge," "known to us," or words of similar import shall be deemed to mean the actual knowledge of the attorneys in this firm representing or providing legal services to the Corporation in connection with the transaction contemplated by the Restructuring Documents, but no independent inquiry or investigation of our files or the files of our client has been made.

         We have also examined the originals, or copies certified or otherwise identified to our satisfaction, of such organizational documents, records, agreements and other instruments of the Corporation and/or certificates or comparable documents of public officials and of officers and directors of the Corporation as we have deemed relevant and necessary as a basis for the opinions expressed below.

         In our examination, we have also assumed the following:

                           (i) The authenticity of all documents submitted to us
as originals (other than the Restructuring Documents);

                           (ii) Each natural person executing any of the
Restructuring Documents is legally competent to do so;

                           (iii) The genuineness of all signatures (including
the signatures of the Corporation);

                           (iv) The conformity to the originals of all documents
submitted to us as copies;

                           (v) That there have been no subsequent modifications
or amendments to the Restructuring Documents or to any documents executed in connection therewith after their execution and delivery by all parties named therein;

                           (vi) All applicable Restructuring Documents will be
duly filed, indexed, and recorded among the appropriate official records with all fees, charges and taxes having been paid;

                           (vii) The parties to the Restructuring Documents and
their successors and assigns shall: (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Restructuring Documents; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Restructuring Documents; and

                           (viii) The exercise of any rights or the enforcement
of any remedies under the Restructuring Documents would not be unconscionable, result in a breach of the peace, or otherwise be contrary to public policy.

         Based on the foregoing, and subject to the limitations set forth herein, we are of the opinion that:

         1. Based solely on the Good Standing Certificate, the Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite authority and legal rights to conduct its business as presently conducted and to perform the Corporation's obligations under the Restructuring Documents.

         2. The Restructuring Documents to which the Corporation is a party have each been duly authorized and properly executed and delivered by the Corporation, and each of such Restructuring Documents is a valid and binding obligation and agreement of the Corporation, enforceable in accordance with its terms.

         3. To our knowledge, the execution and delivery of the Restructuring Documents, will not violate, conflict with, result in the breach of or constitute a default under the organizational documents of the Corporation or, under any contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Corporation is subject.

         4. To our knowledge, no consent, approval or authorization of the Corporation, any other person or entity, or registration, filing or declaration with or consent by any federal, state or municipal governmental authority or other regulatory agency is required for the legal and valid execution, delivery and performance by the Corporation of the Restructuring Documents.

         The opinions expressed in this letter are contingent upon our receipt of evidence of (i) the satisfaction of each and every closing condition set forth in the Restructuring Agreement, and (ii) the release of each of the closing documents delivered to Herrick Feinstein LLP, as Escrow Agent, under the Restructuring Agreement, and are subject to and based upon those qualifications, assumptions and statements hereinbefore and hereinafter set forth:

                  (a) We have assumed the due authorization, execution and delivery by each of the parties to the Restructuring Documents (other than the Corporation) of the Restructuring Documents to which they are a party and that they have the power, authority and legal right under applicable laws and regulations to enter into, execute, deliver and perform their obligations thereunder, and that such Restructuring Documents constitute their legal, valid and binding obligations enforceable against them in accordance with their terms;

                  (b) The rights and remedies set forth in the Restructuring Documents may be limited by bankruptcy, reorganization, conservatorship, liquidation, insolvency, moratorium, fraudulent conveyance or transfer, and other laws of general application and equitable principles relating to or affecting the enforcement of creditors' rights generally. In addition, certain remedies, waivers, and other provisions of the Restructuring Documents may not be enforceable, but, subject to the qualifications set forth in the foregoing sentence, such unenforceability will not render the Restructuring Documents invalid or substantially interfere with the realization of the principal benefits provided thereby.

                  (c) We express no opinion and assume no responsibility with respect to any financial statements or financial condition of the Corporation or any financial or statistical data referred to in any of the Restructuring Documents or supplied in connection therewith or contained in any other material furnished by the Corporation.

                  (d) We specifically disclaim any opinion regarding, and this opinion does not cover or imply compliance or non-compliance by the Borrower with, or opine as to the effect of federal, state or local antitrust, securities, or tax laws, regulations or ordinances.

                  (e) We do not opine as to the status of title or priority of liens or security interests on any property, real or personal, of the Corporation which is the subject of the Restructuring Agreement or, as to the relative rights, interests and priorities of the various parties who have or may claim any interests in any such property.

                  (f) We express no opinion as to any representations, warranties or facts contained in any of the Restructuring Documents, having assumed a completeness in accuracy thereof in all respects.

         The foregoing opinions are limited to matters involving the Federal laws of the United States and the laws of the State New Jersey, and the corporate laws of the State of Delaware each as currently in effect. To the extent that the laws of another state may apply, we have assumed that the laws of such states are the same as the laws of the State of New Jersey in all relevant respects. We do not express any opinion as to the laws of any other jurisdiction.

         This opinion is solely for the benefit of the addressees hereof. This opinion is provided as a legal opinion only, and not as a guarantee or warranty of the transactions contemplated by the Restructuring Documents. We disclaim any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereinafter come to our attention and this opinion does not extend to or cover any changes in any laws or court decisions which may hereafter occur. We do not render any opinion with respect to any matters other than those expressly set forth above.


                                               Very truly yours,

                                   EXHIBIT "A"

Restructuring Agreement

Assignment and Assumption of Membership Interest (Reckson Strategic Venture Partners, LLC)

Limited Release of Claims (in favor of the Company Parties)

Limited Release of Claims (in favor of Seth Lipsay)

Escrow Agreement

                                    EXHIBIT F
                                ESCROW AGREEMENT

         Escrow Agreement dated April 29, 2003 ("Agreement") among Reckson Strategic Venture Partners, LLC, a Delaware limited liability company (the "Company"), RSVP Holdings LLC, a Delaware limited liability company ("Holdings"), Reckson Asset Partners LLC, a Delaware limited liability company ("RAP"), UBS Warburg Real Estate Securities Inc., a Delaware corporation ("UBS"), Stratum Realty Fund, L.P., a Delaware limited partnership ("Stratum" and together with UBS, the "Class A Sellers"), and Herrick, Feinstein LLP, a New York limited liability partnership, as escrow agent (the "Escrow Agent").

         1. Each of the Company, Holdings, RAP and the Class A Sellers hereby appoint the Escrow Agent to serve as escrowee hereunder to facilitate the closing of the transactions contemplated by the Restructuring Agreement of even date herewith (the "Restructuring Agreement") among such parties (other than the Escrow Agent). The Escrow Agent hereby accepts such appointment. Each capitalized term not otherwise defined herein shall have the meaning assigned to it in the Restructuring Agreement.

         2. On the date hereof, the Class A Sellers have deposited with the Escrow Agent two (2) sets of original documents described on Schedule A annexed hereto (the "Class A Sellers' Documents") executed on behalf of one or both of the Class A Sellers, as applicable.

         3. From and after the date of this Agreement, the Company shall deposit all Capital Event Proceeds into the account (the "Escrow Account") of the Escrow Agent specified on Schedule B annexed hereto. On each occasion, if any, that Capital Event Proceeds are deposited into the Escrow Account, the Escrow Agent shall, within one (1) Business Day following the date of such deposit, initiate a Federal wire transfer of the amount of such deposit to the accounts (collectively, the "Class A Sellers Account") of the Class A Sellers specified on Schedule C annexed hereto; provided, however, that with respect to any Undistributed NIRs, the Escrow Agent shall wire such Undistributed NIRs in accordance with such written instructions as are provided by the Class A Sellers to the Escrow Agent.

         4. No earlier than five (5) Business Days prior to the Closing Date, the Company shall deposit (the "Company Deposit") into the Escrow Account the following amounts:

                  (i) the balance (the "Purchase Price Balance") of the Purchase Price, which balance shall be equal to the Purchase Price after crediting the amount of (A) the transfers and payments described in Paragraph 3 of the Restructuring Agreement and (B) Capital Event Proceeds, if any, received by the Company from and after the date of this Agreement that have been paid to the Class A Sellers in accordance with Section 3 of this Agreement;

                  (ii) the amount (the "Undistributed NIRs"), if any, by which the undistributed Net Investment Revenues on the date of the Company Deposit exceeds $500,000 and

                  (iii) additional cash in the amount of $250,000 (the "NIRs Deposit").

         Concurrently with the Company Deposit, the Company, Holdings and RAP shall deliver to the Escrow Agent two (2) sets of original documents described on Schedule D annexed hereto (the "Company Documents") executed on behalf of the Company, Holdings and/or RAP, as applicable.

         With respect to all releases received by the Escrow Agent whether as part of the Class A Sellers' Documents or the Company Documents that relate to releasing claims for the period April 30, 2003 through the Closing Date, if at least one (1) Business Day prior to the Closing Date, the Escrow Agent receives any substitute Schedule A to a release from the Class A Sellers, as regards the Class A Sellers' Documents, or the Company, as regards the Company Documents, then the Escrow Agent shall delete the then existing Schedule A to such release in its possession and attach the substituted Schedule A provided to the Escrow Agent prior to releasing such documents from escrow.

         If the Company Deposit and Company Documents are received by the Escrow Agent at least one (1) Business Day prior to the Closing Date, then, on the Closing Date, the Escrow Agent shall (i) initiate a Federal wire transfer to the Class A Sellers Account of the Purchase Price Balance and the amount received for the Undistributed NIRs; (ii) deliver the Class A Sellers' Documents to Herrick, Feinstein LLP on behalf of the Company, Holdings and RAP and (iii) deliver the Company Documents to which (A) UBS is a party to Alan Rubin, Esq. of the law firm Cole, Schotz, Meisel, Forman & Leonard, P.A. and (B) Stratum is a party to Dennis Block, Esq. of the law firm of Cadwalader Wickersham & Taft LLP, whereupon the Closing for all purposes of this Agreement and the Restructuring Agreement shall be deemed to have occurred, but any dispute, if any, with respect to Undistributed NIRs shall remain unaffected by such Closing.

         If the Company Deposit and Company Documents are not received by the Escrow Agent by at least one (1) Business Day prior to the Outside Closing Date, then the Escrow Agent shall, within two (2) Business Days following the Outside Closing Date, destroy the Class A Sellers' Documents.

         5. The Class A Sellers shall have a period of thirty (30) calendar days following their receipt of the wire transfer of the Undistributed NIRs to notify the Escrow Agent in writing (the "Class A Sellers' Notice") as to whether the Class A Sellers agree with the amount received for the Undistributed NIRs and, if not, the amount the Class A Sellers demand on account of the Undistributed NIRs.

                  (a) If the Escrow Agent either (i) does not timely receive the Class A Sellers' Notice or (ii) if timely received, the Class A Sellers' Notice does not dispute the amount received for the Undistributed NIRs and specify what amount the Class A Sellers demand on account of the Undistributed NIRs, then, in either case, the Escrow Agent shall, within two (2) Business Days after the earlier of the Escrow Agent's receipt of the Class A Sellers' Notice or the last day on which the Class A Sellers' Notice could have been timely received, initiate a Federal wire transfer of an amount equal to the NIRs Deposit to the account (the "Company Account") of the Company specified on Schedule E annexed hereto.

                  (b) If the Escrow Agent shall timely receive the Class A Sellers' Notice, then the Escrow Agent shall, within two (2) Business Days following its receipt of the Class A Sellers' Notice, deliver a copy of such notice to the Company, Holdings and RAP, and the Escrow Agent, subject to Sections 5(b)(i) and 5(b)(ii) of this Agreement, shall continue to hold in the Escrow Account that portion (the "Disputed NIRs Amount") of the NIRs Deposit equal to the lesser of (y) $250,000 or (z) the amount of Undistributed NIRs claimed by the Class A Sellers, but not yet received from the Escrow Agent. If the Disputed NIRs Amount is less than the NIRs Deposit, then the Escrow Agent shall, within three (3) Business Days following its receipt of the Class A Sellers' Notice, initiate a Federal wire transfer to the Company Account of that portion of the NIRs Deposit not needed to fund the Disputed NIRs Amount.

                           (i) If the Escrow Agent shall timely receive the
Class A Sellers' Notice, then each of the Company and the Class A Sellers shall have the right to initiate legal proceedings to seek to recover the Disputed NIRs Amount within ninety (90) days following the Closing Date. If such legal proceedings are timely initiated, the Escrow Agent shall continue to hold the Disputed NIRs Amount in the Escrow Account until the Escrow Agent has received
(i) a final, non-appealable order of a court of competent jurisdiction located in the County of New York directing delivery of the Disputed NIRs Amount or (ii) written disposition instructions executed jointly by the Company and the Class A Sellers. All interest earned on the Disputed NIRs Amount shall be paid to the recipient of such amount as determined in accordance with this Section 5(b)(i) of this Agreement.

                           (ii) If legal proceedings are not timely initiated
pursuant to Section 5(b)(i) of this Agreement within ninety (90) days following the Closing Date, then the Escrow Agent shall on the first (1st) Business Day following the expiration of such ninety (90)-day-period, initiate a Federal wire transfer of an amount equal to the Disputed NIRs Amount to the Company Account.

         6. Except as may be otherwise provided for in Section 5(b)(i) of this Agreement, all interest, if any, earned on amounts deposited by the Company in the Escrow Account shall be for the account of the Company.

         7. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied. The Escrow Agent shall not have any liability under, nor duty to inquire into the terms and provisions of any agreement or instructions, other than as outlined in this Agreement.

         8. The Escrow Agent may act upon any judgment, certification, demand, notice, instrument or other writing believed by it, in good faith, to be genuine and purporting to be signed on behalf of the party for whom it is signed without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity of the signature or service thereof. The Escrow Agent may assume that any person purporting to give any notice or receipt or advice or to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Notwithstanding any provision to the contrary, notice to the Escrow Agent shall not be effective unless actually received by the Escrow Agent.

         9. In the event of any disagreement between any of the parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the Class A Sellers' Documents, Company Documents and/or Restructuring Agreement, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, continue to hold the Class A Sellers' Documents and Company Documents and refuse to comply with any claims or demands on it until (i) the Escrow Agent shall have received a final, non-appealable order of a court of competent jurisdiction located in the County of New York directing delivery of the Class A Sellers' Documents and Company Documents or (ii) all differences shall have been adjusted and all doubt resolved by written agreement executed by the parties to such disagreement.

         10. The Escrow Agent (and any successor to the Escrow Agent) may at any time resign as such by delivering the escrowed subject matter of this Agreement to any successor to the Escrow Agent reasonably acceptable to the Class A Sellers and the Company, Holdings and RAP, designated by the Escrow Agent in writing, or the Clerk of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, County of New York whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

         11. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct was the primary cause of any loss to the parties hereto. In the administration of the escrow hereunder, the Escrow Agent may act directly or through agents or attorneys and may, in its sole discretion, consult with such counsel, accountants and other skilled persons selected and retained by it. The Escrow Agent shall not be liable for any acts, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

         12. The Class A Sellers, on the one hand, and the Company, Holdings and RAP, on the other, jointly and severally, shall indemnify, defend and save harmless the Escrow Agent from all loss, liability or expense (including the fees and expenses of outside counsel) arising out of or in connection with (i) its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of the Escrow Agent or (ii) its following any instructions or other directions from the Class A Sellers and/or the Company, Holdings and RAP, except to the extent that following any such instruction or direction is expressly forbidden by the terms hereof. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

         13. The provisions of this Agreement may be waived, altered, amended or supplemented in whole or in part, only by a writing signed by all of the parties hereto.

         14. Neither this Agreement nor any right or interest hereunder may be assigned in whole or in part by any party without the prior consent of the other parties.

         15. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

         17. Each of the Class A Sellers hereby acknowledges, confirms and agrees that Herrick, Feinstein LLP may act as the Escrow Agent hereunder notwithstanding that Herrick, Feinstein LLP represents the Company, Holdings and RAP in the transactions contemplated by the Restructuring Agreement. Each of the Class A Sellers hereby covenants that the Escrow Agent may at all times represent the Company, Holdings and RAP, even if a dispute or controversy arises with respect to this Agreement or the Restructuring Agreement, or any other matter whether or not related to this Agreement or the Restructuring Agreement, and each party hereby waives any claim of conflict of interest it may now have, or in the future obtain, against the Escrow Agent.

         18. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to its principles of conflicts of laws. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York, New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

         19. The address of the Escrow Agent for the purpose of notices and other communications under this Agreement is as follows: Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, Attention: Daniel A. Etna, Esq. and Stephen M. Rathkopf, Esq. The address of the other parties to this Agreement shall be as set forth in Section 9(c) of the Restructuring Agreement. All notices and other communications hereunder shall be given and deemed received in the manner provided for in Section 9(c) of the Restructuring Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery of this Agreement on the date first above written.

                                                 UBS WARBURG REAL ESTATE
                                                 SECURITIES INC.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:




                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                            STRATUM REALTY FUND, L.P.

                                            By: Stratum Realty Company, L.P.,
                                                its general partner

                                                 By: Stratum Principals, Inc.
                                                     its general partner

                                                     By:
                                                        -----------------------
                                                         Name:
                                                         Title:


                                            RECKSON STRATEGIC
                                            VENTURE PARTNERS, LLC

                                            By: RSVP Holdings LLC,
                                                its managing member

                                                By: RSI Fund Management LLC,
                                                    its managing member

                                                    By: FrontLine Capital Group,
                                                        its managing member

                                                        By:
                                                            -------------------
                                                            Name:
                                                            Title:



                                            RSVP HOLDINGS LLC

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member

                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title:



                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                    RECKSON ASSET PARTNERS LLC

                                    By: Reckson Strategic Venture Partners, LLC,
                                        its managing member

                                        By: RSVP Holdings LLC,
                                            its managing member

                                            By: RSI Fund Management LLC,
                                                its managing member

                                                By: FrontLine Capital Group,
                                                    its managing member


                                                    By:
                                                        -----------------------
                                                        Name:
                                                        Title


                                    HERRICK, FEINSTEIN LLP, as Escrow Agent


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

                                   SCHEDULE A
                                   ----------

                           Class A Sellers' Documents

Assignment and Assumption of Membership Interest in the Company executed by UBS Assignment and Assumption of Membership Interest in the Company executed by
  Stratum
Executed Release in the Form of Exhibit C-1(A) to the Restructuring Agreement Executed Release in the Form of Exhibit C-1(B) to the Restructuring Agreement Executed Release in the Form of Exhibit C-2(A) to the Restructuring Agreement Executed Release in the Form of Exhibit C-2(B) to the Restructuring Agreement Opinions of Counsel for the Class A Sellers
Resolutions of Class A Sellers required by clause (viii) of Paragraph 4(a) of the Restructuring Agreement
Documents of Class A Sellers required by clause (ix) of Paragraph 4(a) of the Restructuring Agreement

                                   SCHEDULE B
                                   ----------

BANK:             FLEET BANK
                  350 Fifth Avenue, Empire State Division
                  New York, New York 10118

ABA#:             021 200 339          ACCT#: 2553 00 9244

ACCT NAME:        Herrick, Feinstein LLP Attorney Trust Account

                                   SCHEDULE C
                                   ----------

                                  24.52842% to:

                             Stratum Realty Fund, LP
                                 Citibank, N.A.
                        1748 Broadway, New York, NY 10019
                                 ABA 021 0000 89
                              Account # 178 00 936

                                  75.47158% to:

                                     UBS AG
                                  STAMFORD, CT
                                ABA# 026-007-993
                  ACCT: UBS WARBURG REAL ESTATE SECURITIES INC.
                              ACCT# 101WA256616-000
                         ATTN: PINDA ENG (212) 713-6073

                                   SCHEDULE D
                                   ----------

                                Company Documents

Assignment and Assumption of Membership Interest in the Company executed the assignee thereto (with UBS as other signatory thereto)
Assignment and Assumption of Membership Interest in the Company executed by the assignee thereto (with Stratum as other signatory thereto)
Executed Release in the Form of Exhibit D-1(A) to the Restructuring Agreement Executed Release in the Form of Exhibit D-1(B) to the Restructuring Agreement Executed Release in the Form of Exhibit D-2(A) to the Restructuring Agreement Executed Release in the Form of Exhibit D-2(B) to the Restructuring Agreement Opinion of Counsel for the Company, Holdings and RAP
Resolutions of the Company, Holdings and RAP required by clause (viii) of
  Paragraph 4(a) of the Restructuring Agreement
Documents of the Company, Holdings and RAP required by clause (ix) of Paragraph
  4(a) of the Restructuring Agreement

                                   SCHEDULE E
                                   ----------

                     Reckson Strategic Venture Partners, LLC
                         Operating Account # 304 224251

                                 JPMorgan Chase
                                 ABA # 021000021

                                    EXHIBIT G
                               DISTRIBUTION LETTER